UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue

Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds
Nuveen Equity Funds

Annual Report July 31, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I	Class T
Nuveen Santa Barbara Dividend Growth Fund	NSBAX	NSBCX	NBDRX	NSBFX	NSBRX	NSBUX
Nuveen Santa Barbara Global Dividend Growth Fund	NUGAX	NUGCX	NUGRX	—	NUGIX	NUGTX
Nuveen Santa Barbara International Dividend Growth Fund	NUIAX	NUICX	NUIRX	—	NUIIX	NUITX

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Table
of Contents

NUVEEN      3

Chairman’s Letter
to Shareholders
Dear Shareholders,
Some of the key assumptions driving the markets higher at the beginning of 2017 have recently come into question. Following the collapse of the health care reform bill in the Senate, investors are concerned about President Trump’s ability to accomplish the remainder of his pro-growth fiscal agenda, including tax reform and large infrastructure projects. Economic growth projections, in turn, have been lowered and with inflation recently waning, the markets are expecting fewer rate hikes from the Federal Reserve (Fed) than the Fed itself had predicted. Yet, asset prices continued to rise.
Investors have largely looked beyond policy disappointments and focused instead on the healthy profits reported by U.S. companies during the first two quarters of 2017. U.S. growth has remained slow and steady, European growth has surprised to the upside and concern that China would decelerate too rapidly has eased, further contributing to an optimistic tone in the markets. Additionally, political risk in Europe has moderated, with the election of mainstream candidates in the Dutch and French elections earlier this year.
The remainder of the year could bring challenges to this benign macro environment. The U.S. government voted to temporarily increase the nation’s debt limit, but the debate will resume again in December when the current extension of the debt limit expires. In addition, the need for disaster relief and recovery following Hurricanes Harvey and Irma has further muddied the outlook on the White House’s promised agenda. Markets will be watching the “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks while assessing the implications for key trade and political partnerships. A tightening of financial conditions in China or a more aggressive-than-expected policy action from the Fed, European Central Bank or Bank of Japan could also turn into headwinds. On the geopolitical front, tensions with North Korea may continue to flare.
Market volatility readings have been remarkably low lately, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
September 20, 2017

4      NUVEEN

Portfolio Manager's
Comments
Nuveen Santa Barbara Dividend Growth Fund
Nuveen Santa Barbara Global Dividend Growth Fund
Nuveen Santa Barbara International Dividend Growth Fund
All of these Funds are managed by Santa Barbara Asset Management (SBAM), an affiliate of Nuveen, LLC. James R. Boothe, CFA, serves as portfolio manager for all three Funds and has managed the Funds since their inception. Here he discusses economic and equity market conditions, key investment strategies and performance of the Funds for the twelve-month reporting period ended July 31, 2017.
What factors affected the U.S. economy, domestic and global markets during the twelve-month reporting period ended July 31, 2017?
During the twelve-month reporting period, the U.S. economy continued to grow moderately, now ranking the current expansion as the third-longest since World War II, according to the National Bureau of Economic Research. The second half of 2016 saw a short-term boost in economic activity, driven by a one-time jump in exports during the third quarter, but the economy resumed a below-trend pace in the fourth quarter of 2016 and first quarter of 2017. The Bureau of Economic Analysis reported an annual growth rate of 3.0% for the U.S. economy in the second quarter of 2017, as measured by the “second” estimate of real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Growth in the second quarter was boosted by stronger consumer spending and business investment, which helped offset weaker government spending. By comparison, the annual GDP growth rate in the first quarter of 2017 was 1.2%.
Despite the slowdown in early 2017, other data pointed to positive momentum. The labor market continued to tighten, inflation ticked higher, and consumer and business confidence surveys reflected optimism about the economy’s prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.3% in July 2017 from 4.9% in July 2016 and job gains averaged around 181,000 per month for the past twelve months. Higher oil prices helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 1.7% over the twelve-month reporting period ended July 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.8% annual gain in June 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.9% and 5.7%, respectively.
The U.S. economic outlook struck a more optimistic tone, prompting the Fed’s policy making committee to raise its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets and, while the Fed acknowledged in its June 2017 statement that inflation has remained unexpectedly low, an additional increase is anticipated later in 2017 as the Fed seeks to gradually “normalize” interest rates. Also after the June 2017 meeting, the Fed revealed its plan to begin

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
NUVEEN      5

Portfolio Manager's Comments (continued)
shrinking its balance sheets by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The timing of this is less certain, however, as it depends on whether the economy performs in line with the Fed’s expectations. As expected, the Fed left rates unchanged at its July 2017 meeting.
Politics also dominated the headlines in this reporting period with two major electoral surprises: the U.K.’s vote to leave the European Union and Donald Trump’s win in the U.S. presidential race. Market volatility increased as markets digested the initial shocks, but generally recovered and, in the case of the “Trump rally,” U.S. equities saw significant gains. Investors also closely watched elections across Europe. To the markets’ relief, more mainstream candidates were elected in the Dutch and French elections in the spring of 2017. However, Britain’s June 2017 snap election unexpectedly overturned the Conservative Party’s majority in Parliament, which increased uncertainties about the Brexit negotiation process. Additionally, in the U.S., legislative delays with health care reform dimmed the prospects for President Trump’s tax cuts and other fiscal stimulus, while investors braced for a showdown in Congress over increasing the nation’s debt limit. Toward the end of the reporting period, escalating tensions between the U.S. and North Korea led to some near-term volatility in global equity shares to the benefit of perceived safe-haven assets such as gold, U.S. Treasury bonds and Japanese yen.
Earlier in the reporting period, macroeconomic uncertainty driven by the economic trouble in emerging economies, falling commodity prices, uncertainty around the Fed’s hiking cycle, culminating with the November U.S. election all contributed to the significant volatility in equity markets during the reporting period. The S&P 500® Index returned 16.04%, while the MSCI World Index returned 16.12% and MSCI EAFE Index returned 17.77% for the twelve-month reporting period.
How did the Funds perform during the twelve-month reporting period ended July 31, 2017?
The tables in the Fund Performance and Expense Ratios section of this report provide total return performance for the Funds for the one-year, five-year, ten-year and/or since inception periods ended July 31, 2017. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.
What strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2017 and how did these strategies influence performance?
Nuveen Santa Barbara Dividend Growth Fund
The Fund’s Class A Shares at NAV underperformed the S&P 500® Index and its Lipper classification average for the twelve-month reporting period ended July 31, 2017.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation by focusing on mid- to large-capitalization companies that have the potential for high dividend income and dividend growth. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors. The portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500® Index, 2) lower volatility than the S&P 500® Index, and 3) a focus on companies with growing dividends.
Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. The Fund may invest in small-, mid- and large-cap companies. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.
Stock selection was the key driver of this benchmark underperformance, but sector allocation was also negative. Selections in the consumer discretionary sector were a leading source of negative relative performance. Information technology and real estate sector holdings also notably contributed to underperformance. Positive selection in the materials sector limited underperformance.
Several individual holdings positively contributed to the Fund’s performance, including financials sector holding JPMorgan Chase & Co. The company’s loan and deposit growth was reported as positive during the reporting period, which could prove beneficial in a rising rate environment. Further, the bank has effectively controlled costs and has been able to lower both loan and legal reserves.
6      NUVEEN

Technology sector holding Apple, Inc. also contributed to performance. During the reporting period the company reported growing iPhone average selling prices and record Mac revenue in the fourth quarter of 2016. The company guided to expanding gross margins due to improved mix and cost efficiencies despite seasonality and currency headwinds. We believe strong top line trends paired with improving margin mix and the possibility of cash repatriation under new tax rules position the company for long-term performance. Material sector holding, Packaging Corporation of America also positively contributed to performance. During the reporting period, the company reported financial results that were higher than expectations, on lower costs and higher volumes.
Several holdings detracted from the Fund’s performance, including health care sector holding Novo Nordisk A/S. We believe pricing concerns and related earnings guidance downgrades have led to investor pessimism regarding the company’s long-term growth outlook. We sold our position in Novo Nordisk. Industrials sector holding Nielsen Holdings PLC was an additional top detractor from the Fund’s performance. The global information and measurement company disappointed investors by reducing revenue and earnings guidance following several periods of growth. Further, the company’s financial flexibility was somewhat diminished due to its recent purchase of media metadata company Gracenote. Technological changes continue to impact the relevance of some of the company’s products, but we believe Nielsen is pursuing effective strategies to manage these challenges. Lastly, health care sector holding, CVS Health Corporation was another top detractor. The pharmacy health care provider reduced earnings guidance as a result of losing some prescription business to competition. CVS has stated that 2017 will be a challenging year, but the company has plans to resume growth by 2018 via new products and savings programs. We are carefully monitoring the details of these plans in order to determine appropriate exposure to the company.
Nuveen Santa Barbara Global Dividend Growth Fund
The Fund’s Class A Shares at NAV underperformed the MSCI World Index, but outperformed its Lipper classification average for the twelve-month reporting period ended July 31, 2017.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.
The Fund seeks capital appreciation by investing in companies with the potential for earnings growth. Secondarily, the strategy has an income component by limiting investments to companies that not only pay dividends, but are committed to growing them. This two-part philosophy of earnings growth combined with dividend growth is based on the belief that even growth companies should return capital in the form of dividends. Dividends may be a sign of capital discipline, financial well-being and business sustainability, three hallmarks of a high quality company. The income produced by dividends is a necessary adjunct to a sound capital appreciation strategy because it may limit volatility and potentially become a meaningful contributor to total return over time.
Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests between 40% and 75% of its net assets in non-U.S. securities. The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.
Stock selection was the key driver of this benchmark underperformance, but sector allocation was also negative. Stock selections and an unfavorable overweight position in the telecommunications services sector were the leading sources of negative relative performance, driven by the unfavorable effects of rising interest rates. Consumer discretionary sector holdings also notably contributed to underperformance.
Several individual holdings positively contributed to the Fund’s performance, including financials sector holding BOC Hong Kong Holdings Limited. The company had recently sold a subsidiary, Nanyang Commercial Bank, producing significant proceeds that allowed for greater excess capital and the announcement of a special dividend. BOC Hong Kong has experienced strong loan growth and has maintained a level of impaired loans that is lower than the industry average. Also contributing was financials sector holding JPMorgan Chase & Co. The company’s loan and deposit growth was reported as positive over the reporting period, which could prove beneficial in a rising rate environment. Further, the bank has effectively controlled costs and has been able to lower both loan and legal reserves. Lastly, materials holding Packaging Corp. of America was another contributor. During the reporting period, the company
NUVEEN      7

Portfolio Manager's Comments (continued)
reported financial results that were higher than expectations on lower costs and higher volumes. The company also announced expectations of higher shipments of packaging cardboard and paper, as well as higher selling prices for paper.
Several holdings detracted from the Fund’s performance, including health care sector holding Novo Nordisk A/S. We believe pricing concerns and related earnings guidance downgrades have led to investor pessimism regarding the company’s long-term growth outlook. We sold our position in Novo Nordisk. Industrials sector holding Nielsen Holdings PLC was an additional top detractor from the Fund’s performance. The global information and measurement company disappointed investors by reducing revenue and earnings guidance following several periods of growth. Further, the company’s financial flexibility was somewhat diminished due to its recent purchase of media metadata company Gracenote. Technological changes continue to impact the relevance of some of the company’s products, but we believe Nielsen is pursuing effective strategies to manage these challenges. Lastly, telecommunication sector holding HKT Trust & HKT Limited detracted from performance. Investors have been cautious as economic growth prospects for Hong Kong and China have been reset over the last year. Additionally, the wireless market in Hong Kong is essentially saturated and price competition has increased among the major providers. We find the company’s fairly stable operations and revenues make it an attractive holding for investors during times of market corrections and the company appears to have benefited from the factor during the reporting period. We continue to hold our position in HKT Trust & HKY.
Nuveen Santa Barbara International Dividend Growth Fund
The Fund’s Class A Shares at NAV underperformed both the MSCI EAFE Index and its Lipper classification average during the twelve-month reporting period ended July 31, 2017.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors. The Fund’s portfolio focuses on global equity securities of companies that have potential for dividend income and dividend growth in an effort to provide an attractive total return comprised of dividends and long-term capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets in dividend paying equity securities, which include preferred securities. Also, under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies. The Fund’s portfolio is structured with three key elements in mind: maintaining an aggregate dividend yield higher than that of the MSCI EAFE Index; seeking lower volatility than the MSCI EAFE Index; and investing in companies with a track record of increasing their dividends.
Stock selection was the key driver of this underperformance, as allocation effects were slightly positive. Selections in the telecommunication services sector were a leading source of negative relative performance, driven by a lack of exposure to some of the companies benefiting most from expectations for improved global growth. Consumer discretionary sector holdings also notably contributed to underperformance. Holdings in the health care and consumer staples sector helped to limit relative underperformance.
Several individual holdings positively contributed to the Fund’s performance, including financials sector holding BOC Hong Kong Holdings Limited and Danske Bank A/S. BOC Hong Kong had recently sold a subsidiary, Nanyang Commercial Bank, producing significant proceeds that allowed for greater excess capital and the announcement of a special dividend. The company has experienced strong loan growth and has maintained a level of impaired loans that is lower than the industry average. Danish bank Danske Bank A/S was another contributor. The company benefited from higher-than-expected earnings on increased corporate customer activity. We continue to find Danske Bank to be one of the most shareholder-friendly banks in Europe. Lastly, industrials sector holding, Itochu Corporation contributed to performance. Management has performed well despite low guidance, analyst expectations and continued slow global economic growth. Weakness in the Yen has also contributed to the bottom line. Additionally, management has worked toward achieving strong dividend growth over the next year.
Several holdings detracted from the Fund’s performance, including health care sector holding Novo Nordisk A/S. We believe pricing concerns and related earnings guidance downgrades have led to investor pessimism regarding the company’s long-term growth outlook. We sold our position in Novo Nordisk. Industrials sector holding Nielsen Holdings PLC was an additional top detractor from the
8      NUVEEN

Fund’s performance. The global information and measurement company disappointed investors by reducing revenue and earnings guidance following several periods of growth. Further, the company’s financial flexibility was somewhat diminished due to its recent purchase of media metadata company Gracenote. Technological changes continue to impact the relevance of some of the company’s products, but we believe Nielsen is pursuing effective strategies to manage these challenges. Lastly, telecommunication sector holding HKT Trust & HKT Limited detracted from performance. Investors have been cautious as economic growth prospects for Hong Kong and China have been reset over the last year. Additionally, the wireless market in Hong Kong is essentially saturated and price competition has increased among the major providers. We find the company’s fairly stable operations and revenues make it an attractive holding for investors during times of market corrections and the company appears to have benefited from the factor during the reporting period. We continue to hold our position in HKT Trust & HKY.
NUVEEN      9

Risk
Considerations
Nuveen Santa Barbara Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. Dividend-paying stocks, such as those held by the Fund, are subject to market risk, concentration or sector risk, preferred security risk, and common stock risk. Smaller company stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity.
Nuveen Santa Barbara Global Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.
Nuveen Santa Barbara International Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.
10      NUVEEN

Fund Performance
and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
NUVEEN      11

Fund Performance and Expense Ratios (continued)
Nuveen Santa Barbara Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of July 31, 2017
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	11.04%	11.61%	7.76%
Class A Shares at maximum Offering Price	4.65%	10.30%	7.13%
S&P 500® Index	16.04%	14.78%	7.74%
Lipper Equity Income Funds Classification Average	11.56%	11.45%	6.34%
Class C Shares	10.21%	10.78%	6.95%
Class I Shares	11.34%	11.90%	8.03%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	10.77%	11.34%	15.32%
Class R6 Shares	11.41%	N/A	10.95%
Class T Shares*	N/A	N/A	2.40%
Class T Shares at maximum Offering Price*	N/A	N/A	(0.17)%
Average Annual Total Returns as of June 30, 2017 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	13.34%	12.03%	7.37%
Class A Shares at maximum Offering Price	6.81%	10.71%	6.73%
Class C Shares	12.52%	11.20%	6.57%
Class I Shares	13.65%	12.32%	7.64%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	13.08%	11.75%	15.38%
Class R6 Shares	13.71%	N/A	10.96%
Class T Shares*	N/A	N/A	1.59%
Class T Shares at maximum Offering Price*	N/A	N/A	(0.96)%
Since inception returns for Class R3 Shares, Class R6 Shares and Class T Shares are from 3/3/09, 3/25/13 and 5/31/17, respectively. Since inception returns for Class T Shares are cumulative. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).
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Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Expense Ratios	0.99%	1.74%	1.24%	0.66%	0.74%	0.99%
Growth of an Assumed $10,000 Investment as of July 31, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
*	Class T Shares are not available for public offering.
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Fund Performance and Expense Ratios (continued)
Nuveen Santa Barbara Global Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of July 31, 2017
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	11.55%	9.15%	10.42%
Class A Shares at maximum Offering Price	5.13%	7.86%	9.15%
MSCI World Index	16.12%	11.63%	12.53%
Lipper Global Equity Income Funds Classification Average	10.50%	8.64%	9.70%
Class C Shares	10.75%	8.33%	9.60%
Class R3 Shares	11.30%	8.87%	10.14%
Class I Shares	11.83%	9.41%	10.69%
Average Annual Total Returns as of June 30, 2017 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	13.98%	9.60%	10.37%
Class A Shares at maximum Offering Price	7.42%	8.31%	9.08%
Class C Shares	13.16%	8.79%	9.55%
Class R3 Shares	13.73%	9.32%	10.08%
Class I Shares	14.26%	9.87%	10.63%
Since inception returns are from 6/11/12. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.72%	2.46%	1.98%	1.05%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through November 30, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
14      NUVEEN

Growth of an Assumed $10,000 Investment as of July 31, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
NUVEEN      15

Fund Performance and Expense Ratios (continued)
Nuveen Santa Barbara International Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of July 31, 2017
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	11.65%	7.72%	8.76%
Class A Shares at maximum Offering Price	5.23%	6.45%	7.51%
MSCI EAFE Index	17.77%	9.06%	10.11%
Lipper International Equity Income Funds Classification Average	14.72%	6.17%	7.17%
Class C Shares	10.81%	6.91%	7.94%
Class R3 Shares	11.36%	7.44%	8.48%
Class I Shares	11.92%	7.98%	9.02%
Average Annual Total Returns as of June 30, 2017 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	13.58%	7.89%	8.64%
Class A Shares at maximum Offering Price	7.04%	6.62%	7.37%
Class C Shares	12.73%	7.08%	7.82%
Class R3 Shares	13.28%	7.62%	8.36%
Class I Shares	13.84%	8.15%	8.90%
Since inception returns are from 6/11/12. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	5.52%	6.23%	5.86%	5.33%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through November 30, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
16      NUVEEN

Growth of an Assumed $10,000 Investment as of July 31, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
NUVEEN      17

Holding
Summaries as of July 31, 2017
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Santa Barbara Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	96.8%
Repurchase Agreements	3.2%
Other Assets Less Liabilities	0.0%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	6.5%
IT Services	5.6%
Oil, Gas & Consumable Fuels	5.3%
Health Care Equipment & Supplies	5.3%
Chemicals	4.9%
Pharmaceuticals	4.8%
Insurance	4.6%
Media	4.4%
Technology Hardware, Storage & Peripherals	4.2%
Software	3.8%
Health Care Providers & Services	3.1%
Biotechnology	3.1%
Electric Utilities	3.0%
Beverages	2.7%
Industrial Conglomerates	2.6%
Specialty Retail	2.5%
Containers & Packaging	2.4%
Automobiles	2.3%
Capital Markets	2.2%
Aerospace & Defense	2.2%
Diversified Telecommunication Services	2.1%
Other	19.2%
Repurchase Agreements	3.2%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Apple, Inc.	4.2%
Microsoft Corporation	3.8%
JPMorgan Chase & Co.	3.5%
UnitedHealth Group Incorporated	3.1%
Phillips 66	3.1%
18       NUVEEN

Nuveen Santa Barbara Global Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	96.2%
Repurchase Agreements	3.2%
Other Assets Less Liabilities	0.6%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
BOC Hong Kong Holdings Limited	3.1%
Microsoft Corporation	2.9%
Apple, Inc.	2.7%
NextEra Energy Inc.	2.6%
UnitedHealth Group Incorporated	2.6%
Portfolio Composition (% of net assets)
Banks	11.9%
Oil, Gas & Consumable Fuels	6.7%
Software	5.2%
Electric Utilities	4.4%
Containers & Packaging	4.3%
Aerospace & Defense	4.1%
Wireless Telecommunication Services	3.8%
Pharmaceuticals	3.8%
Beverages	3.6%
Personal Products	3.5%
Health Care Equipment & Supplies	3.4%
Diversified Telecommunication Services	3.3%
Professional Services	3.3%
Automobiles	2.9%
Technology Hardware, Storage & Peripherals	2.7%
Health Care Providers & Services	2.6%
Biotechnology	2.4%
Media	2.4%
Industrial Conglomerates	2.3%
Other	19.6%
Repurchase Agreements	3.2%
Other Assets Less Liabilities	0.6%
Net Assets	100%
Country Allocation[1] (% of net assets)
United States	51.8%
United Kingdom	13.8%
France	9.3%
Japan	6.9%
Australia	4.1%
Germany	3.9%
Canada	3.3%
China	3.1%
Hong Kong	1.7%
Netherlands	1.5%
Other Assets Less Liabilities	0.6%
Net Assets	100%
1	Includes 3.1% (as a percentage of net assets) in emerging market countries.
NUVEEN      19

Holding Summaries as of July 31, 2017 (continued)
Nuveen Santa Barbara International Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	98.6%
Other Assets Less Liabilities	1.4%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Danske Bank A/S	4.4%
BOC Hong Kong Holdings Limited	3.9%
Red Electrica Corporacion SA	3.6%
Itochu Corporation	3.5%
Amcor Limited	3.4%
Portfolio Composition (% of net assets)
Banks	21.2%
Electric Utilities	6.5%
Oil, Gas & Consumable Fuels	6.3%
Wireless Telecommunication Services	6.0%
Chemicals	4.8%
Personal Products	4.5%
Professional Services	4.1%
Trading Companies & Distributors	3.5%
Containers & Packaging	3.4%
Aerospace & Defense	3.4%
Hotels, Restaurants & Leisure	3.3%
Software	3.2%
Pharmaceuticals	3.1%
Capital Markets	3.0%
Diversified Telecommunication Services	3.0%
Other	19.3%
Other Assets Less Liabilities	1.4%
Net Assets	100%
Country Allocation[1] (% of net assets)
United Kingdom	22.0%
France	14.3%
Japan	11.7%
Germany	8.2%
Canada	6.6%
Australia	6.5%
Spain	5.8%
Netherlands	4.9%
Denmark	4.3%
China	3.9%
Other	10.4%
Other Assets Less Liabilities	1.4%
Net Assets	100%
1	Includes 3.9% (as a percentage of net assets) in emerging market countries.
20      NUVEEN

Expense
Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class T Shares of Nuveen Santa Barbara Dividend Growth Fund reflect only the first 62 days of the Class’s operations, they may not provide a meaningful understanding of the Class’s ongoing expenses.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2017.
The beginning of the period is February 1, 2017.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Santa Barbara Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,084.70	$1,080.80	$1,083.70	$1,086.50	$1,086.30	$1,024.00
Expenses Incurred During the Period	$ 5.01	$ 8.87	$ 6.30	$ 3.36	$ 3.72	$ 4.92
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.98	$1,016.27	$1,018.74	$1,021.57	$1,021.22	$1,019.93
Expenses Incurred During the Period	$ 4.86	$ 8.60	$ 6.11	$ 3.26	$ 3.61	$ 4.91
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.97%, 1.72%, 1.22%, 0.65% and 0.72% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class T Shares, expenses are equal to the Fund's annualized net expense ratio of 0.98% multiplied by the average account value over the period, multiplied by 62/365 (to reflect 62 days in the period since class commencement of operations).
*	Class T Shares are not available for public offering.
NUVEEN      21

Expense Examples (continued)
Nuveen Santa Barbara Global Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,101.60	$1,097.30	$1,100.40	$1,102.50
Expenses Incurred During the Period	$ 5.99	$ 9.88	$ 7.29	$ 4.69
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.09	$1,015.37	$1,017.85	$1,020.33
Expenses Incurred During the Period	$ 5.76	$ 9.49	$ 7.00	$ 4.51
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Nuveen Santa Barbara International Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,125.10	$1,121.00	$1,123.60	$1,126.30
Expenses Incurred During the Period	$ 6.06	$ 9.99	$ 7.37	$ 4.74
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.09	$1,015.37	$1,017.85	$1,020.33
Expenses Incurred During the Period	$ 5.76	$ 9.49	$ 7.00	$ 4.51
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
22      NUVEEN

Report of
Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Investment Trust II and Shareholders of
Nuveen Santa Barbara Dividend Growth Fund
Nuveen Santa Barbara Global Dividend Growth Fund
Nuveen Santa Barbara International Dividend Growth Fund:
In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Global Dividend Growth Fund, and Nuveen Santa Barbara International Dividend Growth Fund (separate portfolios of Nuveen Investment Trust II, hereafter referred to as the “Funds”) as of July 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Chicago, IL
September 27, 2017
NUVEEN      23

Nuveen Santa Barbara Dividend Growth Fund
Portfolio of Investments	July 31, 2017
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 96.8%
	COMMON STOCKS – 96.8%
	Aerospace & Defense – 2.2%
211,408	Lockheed Martin Corporation	$ 61,758,619
	Automobiles – 2.3%
1,841,554	General Motors Company	66,259,113
	Banks – 6.5%
1,088,100	JPMorgan Chase & Co.	99,887,580
1,574,038	Wells Fargo & Company	84,903,610
	Total Banks	184,791,190
	Beverages – 2.7%
658,270	PepsiCo, Inc.	76,760,865
	Biotechnology – 3.1%
1,261,435	AbbVie Inc.	88,186,921
	Capital Markets – 2.2%
146,282	BlackRock Inc.	62,393,661
	Chemicals – 4.9%
606,170	Monsanto Company	70,812,780
541,533	Praxair, Inc.	70,485,935
	Total Chemicals	141,298,715
	Communications Equipment – 2.1%
1,954,737	Cisco Systems, Inc.	61,476,479
	Containers & Packaging – 2.4%
618,193	Packaging Corporation of America	67,679,770
	Diversified Telecommunication Services – 2.1%
1,571,033	AT&T Inc.	61,270,287
	Electric Utilities – 3.0%
589,137	NextEra Energy Inc.	86,067,024
	Energy Equipment & Services – 1.0%
429,196	Schlumberger Limited	29,442,846
	Equity Real Estate Investment Trust – 1.0%
366,177	Extra Space Storage Inc	29,111,071
24      NUVEEN

Shares	Description (1)	Value
	Food & Staples Retailing – 1.9%
690,333	CVS Health Corporation	$ 55,178,317
	Food Products – 1.9%
1,205,326	Mondelez International Inc.	53,058,450
	Health Care Equipment & Supplies – 5.3%
369,077	Becton, Dickinson and Company	74,332,108
903,744	Medtronic, PLC	75,887,383
	Total Health Care Equipment & Supplies	150,219,491
	Health Care Providers & Services – 3.1%
462,893	UnitedHealth Group Incorporated	88,787,506
	Household Durables – 1.9%
307,594	Whirlpool Corporation	54,714,821
	Household Products – 2.0%
801,546	Colgate-Palmolive Company	57,871,621
	Industrial Conglomerates – 2.6%
548,058	Honeywell International Inc.	74,601,655
	Insurance – 4.6%
453,875	Ace Limited	66,474,533
844,630	Marsh & McLennan Companies, Inc.	65,855,801
	Total Insurance	132,330,334
	IT Services – 5.6%
576,112	Accenture Limited	74,214,748
935,806	Fidelity National Information Services	85,364,223
	Total IT Services	159,578,971
	Machinery – 1.8%
585,129	Ingersoll Rand Company Limited, Class A	51,421,136
	Media – 4.4%
1,089,320	Comcast Corporation, Class A	44,062,994
2,020,751	Interpublic Group of Companies, Inc.	43,668,429
337,257	Walt Disney Company	37,074,662
	Total Media	124,806,085
	Multi-Utilities – 2.0%
926,789	WEC Energy Group, Inc	58,359,903
	Oil, Gas & Consumable Fuels – 5.3%
571,102	Chevron Corporation	62,358,627
1,058,042	Phillips 66	88,611,018
	Total Oil, Gas & Consumable Fuels	150,969,645
NUVEEN      25

Nuveen Santa Barbara Dividend Growth Fund (continued)
Portfolio of Investments	July 31, 2017
Shares	Description (1)	Value
	Pharmaceuticals – 4.8%
523,009	Johnson & Johnson	$69,413,754
2,090,035	Pfizer Inc.	69,305,561
	Total Pharmaceuticals	138,719,315
	Professional Services – 1.7%
1,108,003	Nielsen Holdings PLC	47,655,209
	Road & Rail – 1.9%
514,994	Union Pacific Corporation	53,023,782
	Software – 3.8%
1,502,901	Microsoft Corporation	109,260,903
	Specialty Retail – 2.5%
930,857	Lowe's Companies, Inc.	72,048,332
	Technology Hardware, Storage & Peripherals – 4.2%
804,553	Apple, Inc.	119,661,168
	Total Long-Term Investments (cost $1,901,541,711)	2,768,763,205

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.2%
	REPURCHASE AGREEMENTS – 3.2%
$ 90,472	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/17, repurchase price $90,472,000, collateralized by $92,170,000 U.S. Treasury Notes, 2.125%, due 7/31/24, value $92,285,213	0.120%	8/01/17	$ 90,471,698
	Total Short-Term Investments (cost $90,471,698)			90,471,698
	Total Investments (cost $1,992,013,409) – 100.0%			2,859,234,903
	Other Assets Less Liabilities – 0.0%			783,645
	Net Assets – 100%			$ 2,860,018,548
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
See accompanying notes to financial statements.
26      NUVEEN

Nuveen Santa Barbara Global Dividend Growth Fund
Portfolio of Investments	July 31, 2017
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 96.2%
	COMMON STOCKS – 96.2%
	Aerospace & Defense – 4.1%
981	Lockheed Martin Corporation	$286,579
4,729	Safran SA, (2)	447,414
	Total Aerospace & Defense	733,993
	Automobiles – 2.9%
4,123	Daimler AG, (2)	288,877
6,658	General Motors Company	239,555
	Total Automobiles	528,432
	Banks – 11.9%
111,700	BOC Hong Kong Holdings Limited, (2)	549,170
3,690	JPMorgan Chase & Co.	338,742
412,893	Lloyds Banking Group PLC, (2)	356,961
45,100	Mitsubishi UFJ Financial Group Inc, (2)	286,120
5,300	Toronto-Dominion Bank	273,215
6,037	Wells Fargo & Company	325,636
	Total Banks	2,129,844
	Beverages – 3.6%
2,637	Heineken NV, (2)	275,169
3,168	PepsiCo, Inc.	369,420
	Total Beverages	644,589
	Biotechnology – 2.4%
6,261	AbbVie Inc.	437,707
	Capital Markets – 2.0%
5,165	Macquarie Group Limited, (2)	354,595
	Containers & Packaging – 4.3%
30,306	Amcor Limited, (2)	372,020
3,585	Packaging Corporation of America	392,486
	Total Containers & Packaging	764,506
	Diversified Financial Services – 1.9%
21,800	Orix Corporation, (2)	345,932
	Diversified Telecommunication Services – 3.3%
7,574	AT&T Inc.	295,386
231,487	HKT Trust & HKT Limited	303,481
	Total Diversified Telecommunication Services	598,867
NUVEEN      27

Nuveen Santa Barbara Global Dividend Growth Fund (continued)
Portfolio of Investments	July 31, 2017
Shares	Description (1)	Value
	Electric Utilities – 4.4%
3,217	NextEra Energy Inc.	$469,971
17,509	Scottish and Southern Energy PLC, (2)	318,636
	Total Electric Utilities	788,607
	Energy Equipment & Services – 1.5%
4,064	Schlumberger Limited	278,790
	Equity Real Estate Investment Trust – 1.5%
3,427	Extra Space Storage Inc	272,446
	Food Products – 1.6%
3,790	Groupe Danone, (2)	282,810
	Health Care Equipment & Supplies – 3.4%
1,368	Becton, Dickinson and Company	275,515
4,046	Medtronic, PLC	339,743
	Total Health Care Equipment & Supplies	615,258
	Health Care Providers & Services – 2.6%
2,405	UnitedHealth Group Incorporated	461,303
	Hotels, Restaurants & Leisure – 1.4%
12,261	Compass Group PLC, (2)	261,615
	Household Durables – 1.3%
1,271	Whirlpool Corporation	226,085
	Household Products – 1.8%
3,300	Reckitt and Benckiser, (2)	320,850
	Industrial Conglomerates – 2.3%
3,011	Honeywell International Inc.	409,857
	IT Services – 2.1%
4,054	Fidelity National Information Services	369,806
	Media – 2.4%
4,498	Comcast Corporation, Class A	181,944
11,848	WPP Group PLC, (2)	241,626
	Total Media	423,570
	Oil, Gas & Consumable Fuels – 6.7%
2,767	Chevron Corporation	302,129
7,600	Enbridge Inc.	315,034
2,991	Phillips 66	250,496
6,647	Total SA, (2)	338,024
	Total Oil, Gas & Consumable Fuels	1,205,683
	Personal Products – 3.5%
1,229	L'Oreal, (2)	254,625
28      NUVEEN

Shares	Description (1)	Value
	Personal Products (continued)
6,708	Unilever NV, (2)	$ 382,575
	Total Personal Products	637,200
	Pharmaceuticals – 3.8%
9,735	Pfizer Inc.	322,812
3,715	Sanofi-Synthelabo, SA, (2)	353,999
	Total Pharmaceuticals	676,811
	Professional Services – 3.3%
13,028	Experian PLC, (2)	258,817
7,652	Nielsen Holdings PLC	329,113
	Total Professional Services	587,930
	Road & Rail – 1.6%
2,782	Union Pacific Corporation	286,435
	Software – 5.2%
7,129	Microsoft Corporation	518,278
3,938	SAP SE, (2)	416,976
	Total Software	935,254
	Specialty Retail – 1.4%
3,302	Lowe's Companies, Inc.	255,575
	Technology Hardware, Storage & Peripherals – 2.7%
3,281	Apple, Inc.	487,983
	Trading Companies & Distributors – 1.5%
17,225	Itochu Corporation, (2)	270,114
	Wireless Telecommunication Services – 3.8%
12,800	KDDI Corporation, (2)	339,161
115,823	Vodafone Group PLC, (2)	339,518
	Total Wireless Telecommunication Services	678,679
	Total Long-Term Investments (cost $14,055,867)	17,271,126

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.2%
	REPURCHASE AGREEMENTS – 3.2%
$ 573	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/17, repurchase price $573,475, collateralized by $585,000 U.S. Treasury Notes, 2.125%, due 7/31/24, value $585,731	0.120%	8/01/17	$ 573,473
	Total Short-Term Investments (cost $573,473)			573,473
	Total Investments (cost $14,629,340) – 99.4%			17,844,599
	Other Assets Less Liabilities – 0.6%			113,097
	Net Assets – 100%			$ 17,957,696
NUVEEN      29

Nuveen Santa Barbara Global Dividend Growth Fund (continued)
Portfolio of Investments	July 31, 2017
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
See accompanying notes to financial statements.
30      NUVEEN

Nuveen Santa Barbara International Dividend Growth Fund
Portfolio of Investments	July 31, 2017
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.6%
	COMMON STOCKS – 98.6%
	Aerospace & Defense – 3.4%
1,939	Safran SA, (2)	$ 183,450
	Automobiles – 2.6%
2,019	Daimler AG, (2)	141,461
	Banks – 21.2%
43,500	BOC Hong Kong Holdings Limited, (2)	213,867
5,862	Danske Bank A/S, (2)	237,397
189,938	Lloyds Banking Group PLC, (2)	164,208
27,000	Mitsubishi UFJ Financial Group Inc, (2)	171,291
7,169	Swedbank AB, (2)	186,949
3,578	Toronto-Dominion Bank	184,446
	Total Banks	1,158,158
	Beverages – 2.5%
1,299	Heineken NV, (2)	135,550
	Biotechnology – 2.2%
5,732	Grifols SA., Class B Shares, (2)	120,789
	Capital Markets – 3.0%
2,412	Macquarie Group Limited, (2)	165,592
	Chemicals – 4.8%
1,792	Koninklijke DSM NV, (2)	132,193
682	Linde AG, (2)	130,099
	Total Chemicals	262,292
	Containers & Packaging – 3.4%
15,259	Amcor Limited, (2)	187,311
	Diversified Financial Services – 2.3%
7,900	Orix Corporation, (2)	125,361
	Diversified Telecommunication Services – 3.0%
124,000	HKT Trust & HKT Limited	162,565
	Electric Utilities – 6.5%
9,137	Red Electrica Corporacion SA, (2), (3)	195,745
8,578	Scottish and Southern Energy PLC, (2)	156,106
	Total Electric Utilities	351,851
NUVEEN      31

Nuveen Santa Barbara International Dividend Growth Fund (continued)
Portfolio of Investments	July 31, 2017
Shares	Description (1)	Value
	Food Products – 2.7%
1,940	Groupe Danone, (2)	$ 144,763
	Hotels, Restaurants & Leisure – 3.3%
8,551	Compass Group PLC, (2)	182,454
	Household Products – 2.2%
1,207	Reckitt and Benckiser, (2)	117,353
	Media – 2.8%
7,417	WPP Group PLC, (2)	151,261
	Oil, Gas & Consumable Fuels – 6.3%
4,220	Enbridge Inc.	174,926
3,357	Total SA, (2)	170,716
	Total Oil, Gas & Consumable Fuels	345,642
	Personal Products – 4.5%
531	L'Oreal, (2)	110,013
2,409	Unilever NV, (2)	137,392
	Total Personal Products	247,405
	Pharmaceuticals – 3.1%
1,790	Sanofi-Synthelabo, SA, (2)	170,567
	Professional Services – 4.1%
5,863	Experian PLC, (2)	116,476
2,534	Nielsen Holdings PLC	108,987
	Total Professional Services	225,463
	Real Estate Management & Development – 2.0%
39,600	CapitaLand Limited, (2)	107,725
	Software – 3.2%
1,642	SAP SE, (2)	173,863
	Trading Companies & Distributors – 3.5%
12,100	Itochu Corporation, (2)	189,746
	Wireless Telecommunication Services – 6.0%
5,700	KDDI Corporation, (2)	151,033
59,159	Vodafone Group PLC, (2)	173,416
	Total Wireless Telecommunication Services	324,449
	Total Long-Term Investments (cost $4,575,642)	5,375,071
	Other Assets Less Liabilities – 1.4%	75,026
	Net Assets – 100%	$ 5,450,097
32      NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.
NUVEEN      33

Statement of
Assets and Liabilities
July 31, 2017
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Assets
Long-term investments, at value (cost $1,901,541,711, $14,055,867 and $4,575,642, respectively)	$2,768,763,205	$17,271,126	$5,375,071
Short-term investments, at value (cost approximates value)	90,471,698	573,473	—
Cash	—	—	53,148
Cash denominated in foreign currencies (cost $—, $2,140 and $1,487, respectively)	—	2,135	1,484
Receivable for:
Dividends	2,941,297	39,918	13,732
From Adviser	—	—	9,155
Reclaims	262,251	34,368	11,066
Shares sold	3,758,190	78,856	30,402
Other assets	190,806	5,510	13,243
Total assets	2,866,387,447	18,005,386	5,507,301
Liabilities
Payable for:
Shares redeemed	3,386,788	4,567	—
Accrued expenses:
Custodian fees	80,437	13,532	21,502
Management fees	1,485,465	449	—
Professional fees	74,381	19,069	17,906
Shareholder reporting expenses	120,874	2,016	15,156
Shareholder servicing agent fees	493,068	3,655	1,290
Trustees fees	185,833	642	74
12b-1 distribution and service fees	539,482	3,743	1,146
Other	2,571	17	130
Total liabilities	6,368,899	47,690	57,204
Net assets	$2,860,018,548	$17,957,696	$5,450,097
See accompanying notes to financial statements.
34      NUVEEN

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Class A Shares
Net assets	$ 449,109,333	$ 6,187,908	$2,132,313
Shares outstanding	11,562,224	215,821	79,266
Net asset value ("NAV") per share	$ 38.84	$ 28.67	$ 26.90
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 41.21	$ 30.42	$ 28.54
Class C Shares
Net assets	$ 507,088,606	$ 2,856,324	$ 785,339
Shares outstanding	13,077,839	99,901	29,445
NAV and offering price per share	$ 38.77	$ 28.59	$ 26.67
Class R3 Shares
Net assets	$ 22,881,003	$ 100,008	$ 101,755
Shares outstanding	585,357	3,496	3,796
NAV and offering price per share	$ 39.09	$ 28.61	$ 26.81
Class R6 Shares
Net assets	$ 26,984,287	$ —	$ —
Shares outstanding	688,526	—	—
NAV and offering price per share	$ 39.19	$ —	$ —
Class I Shares
Net assets	$1,853,929,806	$ 8,813,456	$2,430,690
Shares outstanding	47,695,872	307,409	90,247
NAV and offering price per share	$ 38.87	$ 28.67	$ 26.93
Class T Shares(1)
Net assets	$ 25,513	$ —	$ —
Shares outstanding	656	—	—
NAV and offering price per share	$ 38.87	$ —	$ —
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$ 39.87	$ —	$ —
Net assets consist of:
Capital paid-in	$1,923,298,433	$12,717,655	$4,943,101
Undistributed (Over-distribution of) net investment income	3,341,777	(9,280)	(3,975)
Accumulated net realized gain (loss)	66,156,844	2,030,959	(289,106)
Net unrealized appreciation (depreciation)	867,221,494	3,218,362	800,077
Net assets	$2,860,018,548	$17,957,696	$5,450,097
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01

(1)	Class T Shares are not available for public offering.
See accompanying notes to financial statements.
NUVEEN      35

Statement of
Operations
Year Ended July 31, 2017
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Investment Income (net of foreign tax withheld of $178,448, $69,191 and $14,092, respectively)	$ 70,443,144	$1,698,179	$ 190,229
Expenses
Management fees	16,944,537	390,104	31,849
12b-1 service fees - Class A Shares	1,374,647	15,744	4,441
12b-1 distibution and service fees - Class C Shares	5,355,257	24,222	6,651
12b-1 distibution and service fees - Class R3 Shares	114,038	457	472
12b-1 distibution and service fees - Class T Shares(1)	10	—	—
Shareholder servicing agent fees	2,122,729	16,070	7,931
Custodian fees	238,118	36,428	47,611
Trustees fees	82,651	1,529	151
Professional fees	130,273	27,732	24,775
Shareholder reporting expenses	245,951	9,198	6,827
Federal and state registration fees	136,539	64,816	62,316
Other	50,769	7,729	6,870
Total expenses before fee waiver/expense reimbursement	26,795,519	594,029	199,894
Fee waiver/expense reimbursement	—	(59,234)	(147,964)
Net expenses	26,795,519	534,795	51,930
Net investment income (loss)	43,647,625	1,163,384	138,299
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	95,308,214	5,848,596	16,097
Change in net unrealized appreciation (depreciation) of investments and foreign currency	150,102,597	(899,911)	385,589
Net realized and unrealized gain (loss)	245,410,811	4,948,685	401,686
Net increase (decrease) in net assets from operations	$289,058,436	$6,112,069	$ 539,985

(1)	Class T Shares are not available for public offering.
See accompanying notes to financial statements.
36      NUVEEN

Statement of
Changes in Net Assets
	Santa Barbara Dividend Growth		Santa Barbara Global Dividend Growth
	Year Ended 7/31/17	Year Ended 7/31/16	Year Ended 7/31/17	Year Ended 7/31/16
Operations
Net investment income (loss)	$ 43,647,625	$ 40,546,000	$ 1,163,384	$ 768,960
Net realized gain (loss) from investments and foreign currency	95,308,214	39,911,915	5,848,596	(270,773)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	150,102,597	6,833,201	(899,911)	2,972,209
Net increase (decrease) in net assets from operations	289,058,436	87,291,116	6,112,069	3,470,396
Distributions to Shareholders
From net investment income:
Class A Shares	(8,250,474)	(10,143,966)	(212,658)	(83,155)
Class C Shares	(4,256,691)	(4,228,777)	(75,950)	(16,007)
Class R3 Shares	(319,716)	(237,900)	(3,282)	(940)
Class R6 Shares	(591,448)	(625,178)	—	—
Class I Shares	(29,400,073)	(25,356,100)	(954,450)	(590,746)
Class T Shares(1)	(88)	—	—	—
From accumulated net realized gains:
Class A Shares	—	(27,408,875)	(5,884)	—
Class C Shares	—	(21,270,448)	(2,258)	—
Class R3 Shares	—	(728,903)	(85)	—
Class R6 Shares	—	(1,486,866)	—	—
Class I Shares	—	(57,167,048)	(43,120)	—
Class T Shares(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(42,818,490)	(148,654,061)	(1,297,687)	(690,848)
Fund Share Transactions
Proceeds from sale of shares	849,829,614	793,127,675	7,832,144	53,360,757
Proceeds from shares issued to shareholders due to reinvestment of distributions	24,681,578	88,139,430	547,996	135,305
	874,511,192	881,267,105	8,380,140	53,496,062
Cost of shares redeemed	(1,025,320,724)	(821,998,123)	(58,089,998)	(2,914,696)
Net increase (decrease) in net assets from Fund share transactions	(150,809,532)	59,268,982	(49,709,858)	50,581,366
Net increase (decrease) in net assets	95,430,414	(2,093,963)	(44,895,476)	53,360,914
Net assets at the beginning of period	2,764,588,134	2,766,682,097	62,853,172	9,492,258
Net assets at the end of period	$ 2,860,018,548	$2,764,588,134	$ 17,957,696	$62,853,172
Undistributed (Over-distribution of) net investment income at the end of period	$ 3,341,777	$ 2,512,642	$ (9,280)	$ 54,476

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.
NUVEEN      37

Statement of Changes in Net Assets (continued)
	Santa Barbara International Dividend Growth
	Year Ended 7/31/17	Year Ended 7/31/16
Operations
Net investment income (loss)	$ 138,299	$ 72,649
Net realized gain (loss) from investments and foreign currency	16,097	(235,597)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	385,589	15,930
Net increase (decrease) in net assets from operations	539,985	(147,018)
Distributions to Shareholders
From net investment income:
Class A Shares	(52,110)	(31,091)
Class C Shares	(15,858)	(7,213)
Class R3 Shares	(2,819)	(1,043)
Class R6 Shares	—	—
Class I Shares	(71,993)	(30,941)
Class T Shares(1)	—	—
From accumulated net realized gains:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Class T Shares(1)	—	—
Decrease in net assets from distributions to shareholders	(142,780)	(70,288)
Fund Share Transactions
Proceeds from sale of shares	2,901,100	2,351,879
Proceeds from shares issued to shareholders due to reinvestment of distributions	100,394	44,962
	3,001,494	2,396,841
Cost of shares redeemed	(1,817,072)	(2,038,137)
Net increase (decrease) in net assets from Fund share transactions	1,184,422	358,704
Net increase (decrease) in net assets	1,581,627	141,398
Net assets at the beginning of period	3,868,470	3,727,072
Net assets at the end of period	$ 5,450,097	$ 3,868,470
Undistributed (Over-distribution of) net investment income at the end of period	$ (3,975)	$ 2,365

(1)	Class T Shares are not available for public offering.
See accompanying notes to financial statements.
38      NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK
NUVEEN      39

Financial
Highlights
Santa Barbara Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/06)
2017	$35.52	$0.58	$3.30	$3.88	$(0.56)	$ —	$(0.56)	$38.84
2016	36.39	0.53	0.55	1.08	(0.53)	(1.42)	(1.95)	35.52
2015	34.21	0.49	3.25	3.74	(0.50)	(1.06)	(1.56)	36.39
2014	30.54	0.54	3.85	4.39	(0.53)	(0.19)	(0.72)	34.21
2013	26.32	0.59	4.19	4.78	(0.56)	—	(0.56)	30.54
Class C (03/06)
2017	35.46	0.30	3.30	3.60	(0.29)	—	(0.29)	38.77
2016	36.33	0.27	0.55	0.82	(0.27)	(1.42)	(1.69)	35.46
2015	34.16	0.22	3.24	3.46	(0.23)	(1.06)	(1.29)	36.33
2014	30.49	0.29	3.85	4.14	(0.28)	(0.19)	(0.47)	34.16
2013	26.29	0.37	4.18	4.55	(0.35)	—	(0.35)	30.49
Class R3 (03/09)
2017	35.79	0.49	3.33	3.82	(0.52)	—	(0.52)	39.09
2016	36.65	0.44	0.57	1.01	(0.45)	(1.42)	(1.87)	35.79
2015	34.45	0.41	3.26	3.67	(0.41)	(1.06)	(1.47)	36.65
2014	30.75	0.45	3.89	4.34	(0.45)	(0.19)	(0.64)	34.45
2013	26.50	0.45	4.30	4.75	(0.50)	—	(0.50)	30.75
Class R6 (03/13)
2017	35.81	0.70	3.34	4.04	(0.66)	—	(0.66)	39.19
2016	36.64	0.64	0.57	1.21	(0.62)	(1.42)	(2.04)	35.81
2015	34.42	0.61	3.26	3.87	(0.59)	(1.06)	(1.65)	36.64
2014	30.69	0.64	3.89	4.53	(0.61)	(0.19)	(0.80)	34.42
2013(e)	29.09	0.19	1.55	1.74	(0.14)	—	(0.14)	30.69
Class I (03/06)
2017	35.54	0.66	3.32	3.98	(0.65)	—	(0.65)	38.87
2016	36.41	0.61	0.55	1.16	(0.61)	(1.42)	(2.03)	35.54
2015	34.23	0.58	3.25	3.83	(0.59)	(1.06)	(1.65)	36.41
2014	30.55	0.62	3.86	4.48	(0.61)	(0.19)	(0.80)	34.23
2013	26.33	0.66	4.19	4.85	(0.63)	—	(0.63)	30.55
Class T (05/17)(f)
2017(g)	38.09	0.06	0.85	0.91	(0.13)	—	(0.13)	38.87
40      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

11.04%	$ 449,109	0.97%	1.61%	22%
3.47	667,299	0.99	1.57	28
11.21	700,058	1.00	1.37	28
14.50	691,389	1.01	1.64	29
18.41	602,575	1.03	2.09	23

10.21	507,089	1.72	0.83	22
2.69	556,889	1.74	0.81	28
10.37	533,430	1.75	0.62	28
13.65	449,211	1.76	0.89	29
17.51	331,702	1.78	1.31	23

10.77	22,881	1.22	1.33	22
3.22	21,662	1.24	1.30	28
10.92	17,046	1.25	1.14	28
14.23	21,565	1.26	1.38	29
18.12	17,312	1.29	1.56	23

11.41	26,984	0.65	1.91	22
3.80	35,219	0.66	1.89	28
11.57	32,186	0.67	1.70	28
14.92	36,352	0.68	1.94	29
6.01	43,893	0.72*	1.78*	23

11.34	1,853,930	0.72	1.81	22
3.73	1,483,520	0.74	1.82	28
11.48	1,483,962	0.75	1.62	28
14.81	1,236,645	0.76	1.89	29
18.69	1,205,829	0.78	2.34	23

2.40	26	0.98*	0.90*	22
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7-Management Fees and other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period March 25, 2013 (commencement of operations) through July 31, 2013.
(f)	Class T Shares are not available for public offering.
(g)	For the period May 31, 2017 (commencement of operations) through July 31, 2017.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      41

Financial Highlights (continued)
Santa Barbara Global Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/12)
2017	$26.65	$0.51	$ 2.53	$ 3.04	$(0.99)	$(0.03)	$(1.02)	$28.67
2016	26.90	0.43	(0.31)	0.12	(0.37)	—	(0.37)	26.65
2015	25.63	0.48	1.60	2.08	(0.51)	(0.30)	(0.81)	26.90
2014	24.20	0.99	1.46	2.45	(0.85)	(0.17)	(1.02)	25.63
2013	21.49	0.73	2.61	3.34	(0.63)	—	(0.63)	24.20
Class C (06/12)
2017	26.57	0.32	2.51	2.83	(0.78)	(0.03)	(0.81)	28.59
2016	26.87	0.25	(0.33)	(0.08)	(0.22)	—	(0.22)	26.57
2015	25.61	0.28	1.60	1.88	(0.32)	(0.30)	(0.62)	26.87
2014	24.18	0.78	1.48	2.26	(0.66)	(0.17)	(0.83)	25.61
2013	21.47	0.52	2.64	3.16	(0.45)	—	(0.45)	24.18
Class R3 (06/12)
2017	26.62	0.45	2.52	2.97	(0.95)	(0.03)	(0.98)	28.61
2016	26.89	0.37	(0.32)	0.05	(0.32)	—	(0.32)	26.62
2015	25.62	0.39	1.62	2.01	(0.44)	(0.30)	(0.74)	26.89
2014	24.19	0.89	1.49	2.38	(0.78)	(0.17)	(0.95)	25.62
2013	21.48	0.70	2.58	3.28	(0.57)	—	(0.57)	24.19
Class I (06/12)
2017	26.65	0.60	2.50	3.10	(1.05)	(0.03)	(1.08)	28.67
2016	26.91	0.55	(0.38)	0.17	(0.43)	—	(0.43)	26.65
2015	25.64	0.50	1.64	2.14	(0.57)	(0.30)	(0.87)	26.91
2014	24.20	1.02	1.50	2.52	(0.91)	(0.17)	(1.08)	25.64
2013	21.50	0.82	2.57	3.39	(0.69)	—	(0.69)	24.20
42      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

11.55%	$ 6,188	1.25%	1.78%	1.15%	1.88%	33%
0.51	6,861	1.81	1.16	1.27	1.71	19
8.28	5,330	2.94	0.24	1.38	1.81	24
10.21	3,618	2.69	2.64	1.42	3.91	42
15.76	2,163	4.43	0.14	1.42	3.15	25

10.75	2,856	2.00	1.08	1.90	1.18	33
(0.25)	2,116	2.55	0.47	2.02	1.00	19
7.47	1,512	3.69	(0.51)	2.13	1.06	24
9.41	810	3.39	1.86	2.17	3.09	42
14.87	414	5.07	(0.63)	2.17	2.27	25

11.30	100	1.50	1.57	1.40	1.67	33
0.24	80	2.07	0.91	1.52	1.46	19
8.01	69	3.16	(0.06)	1.63	1.47	24
9.94	64	3.01	2.19	1.67	3.53	42
15.46	60	4.53	0.19	1.67	3.05	25

11.83	8,813	1.01	2.09	0.90	2.20	33
0.73	53,796	1.13	2.04	1.01	2.16	19
8.55	2,581	2.64	0.40	1.14	1.91	24
10.52	3,020	2.50	2.70	1.17	4.03	42
16.01	2,711	4.12	0.61	1.17	3.56	25

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.
NUVEEN      43

Financial Highlights (continued)
Santa Barbara International Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (06/12)
2017	$24.85	$0.73	$ 2.10	$ 2.83	$(0.78)	$ —	$ —	$(0.78)	$26.90
2016	26.35	0.51	(1.55)	(1.04)	(0.46)	—	—	(0.46)	24.85
2015	26.46	0.49	(0.03)	0.46	(0.49)	(0.06)	(0.02)	(0.57)	26.35
2014	25.59	1.07	1.11	2.18	(0.81)	(0.50)	—	(1.31)	26.46
2013	21.23	0.39	4.30	4.69	(0.31)	(0.02)	—	(0.33)	25.59
Class C (06/12)
2017	24.64	0.58	2.04	2.62	(0.59)	—	—	(0.59)	26.67
2016	26.18	0.30	(1.52)	(1.22)	(0.32)	—	—	(0.32)	24.64
2015	26.33	0.27	—*	0.27	(0.34)	(0.06)	(0.02)	(0.42)	26.18
2014	25.51	0.84	1.13	1.97	(0.65)	(0.50)	—	(1.15)	26.33
2013	21.21	0.18	4.31	4.49	(0.17)	(0.02)	—	(0.19)	25.51
Class R3 (06/12)
2017	24.80	0.70	2.06	2.76	(0.75)	—	—	(0.75)	26.81
2016	26.31	0.42	(1.51)	(1.09)	(0.42)	—	—	(0.42)	24.80
2015	26.44	0.38	0.01	0.39	(0.44)	(0.06)	(0.02)	(0.52)	26.31
2014	25.58	0.85	1.26	2.11	(0.75)	(0.50)	—	(1.25)	26.44
2013	21.23	0.30	4.32	4.62	(0.25)	(0.02)	—	(0.27)	25.58
Class I (06/12)
2017	24.88	0.89	2.01	2.90	(0.85)	—	—	(0.85)	26.93
2016	26.37	0.47	(1.45)	(0.98)	(0.51)	—	—	(0.51)	24.88
2015	26.47	0.52	—*	0.52	(0.54)	(0.06)	(0.02)	(0.62)	26.37
2014	25.59	1.04	1.21	2.25	(0.87)	(0.50)	—	(1.37)	26.47
2013	21.24	0.45	4.29	4.74	(0.37)	(0.02)	—	(0.39)	25.59
44      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

11.65%	$2,132	4.53%	(0.45)%	1.15%	2.92%	25%
(3.87)	1,885	5.61	(2.26)	1.27	2.08	53
1.86	1,077	5.58	(2.29)	1.37	1.91	15
8.55	469	6.08	(0.66)	1.42	4.00	23
22.20	123	8.89	(5.83)	1.42	1.64	23

10.81	785	5.19	(0.98)	1.90	2.31	25
(4.60)	580	6.33	(3.06)	2.02	1.25	53
1.12	419	6.30	(3.12)	2.13	1.05	15
7.77	309	6.61	(1.27)	2.17	3.17	23
21.23	64	8.15	(5.20)	2.17	0.78	23

11.36	102	4.76	(0.57)	1.40	2.79	25
(4.10)	93	5.96	(2.72)	1.52	1.72	53
1.59	66	5.85	(2.75)	1.63	1.47	15
8.29	66	6.51	(1.66)	1.67	3.18	23
21.84	64	7.66	(4.71)	1.67	1.28	23

11.92	2,431	4.14	0.28	0.90	3.52	25
(3.64)	1,310	5.43	(2.47)	1.03	1.93	53
2.09	2,165	5.35	(2.22)	1.13	2.00	15
8.86	1,979	5.94	(0.90)	1.17	3.88	23
22.46	1,289	7.44	(4.38)	1.17	1.89	23

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
See accompanying notes to financial statements.
NUVEEN      45

Notes to
Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Global Dividend Growth Fund (“Santa Barbara Global Dividend Growth”) and Nuveen Santa Barbara International Dividend Growth Fund (“Santa Barbara International Dividend Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Funds is July 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2017 (“the current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Santa Barbara Asset Management, LLC ("Santa Barbara"), an affiliate of Nuveen, under which Santa Barbara manages the investment portfolios of the Funds.
Investment Objectives
Each Fund's investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation.
Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by each Fund in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
46      NUVEEN

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees ("the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trusts’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3  –  Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market
NUVEEN      47

Notes to Financial Statements (continued)
data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Santa Barbara Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$2,768,763,205	$ —	$ —	$2,768,763,205
Short-Term Investments:
Repurchase Agreements	—	90,471,698	—	90,471,698
Total	$2,768,763,205	$90,471,698	$ —	$2,859,234,903

48      NUVEEN

Santa Barbara Global Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$9,615,522	$7,655,604**	$ —	$17,271,126
Short-Term Investments:
Repurchase Agreements	—	573,473	—	573,473
Total	$9,615,522	$8,229,077	$ —	$17,844,599

Santa Barbara International Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$630,924	$4,744,147**	$ —	$5,375,071

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
The table below presents the transfers in and out of the three valuation levels for the following Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities
	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Santa Barbara Global Dividend Growth
Common Stock	$ —	$(5,786,450)	$5,786,450	$ —	$ —	$ —
Santa Barbara International Dividend Growth
Common Stock	$ —	$(4,156,183)	$4,156,183	$ —	$ —	$ —
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing service for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
NUVEEN      49

Notes to Financial Statements (continued)
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Foreign Currency Transactions
To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
As of the end of the reporting period, the following Funds' investments in non-U.S. securities were as follows:
Santa Barbara Global Dividend Growth	Value	% of Net Assets
Country:
United Kingdom	$2,480,598	13.8%
France	1,676,872	9.3
Japan	1,241,327	6.9
Australia	726,615	4.1
Germany	705,853	3.9
Canada	588,249	3.3
China	549,170	3.1
Hong Kong	303,481	1.7
Netherlands	275,169	1.5
Total non-U.S. securities	$8,547,334	47.6%

Santa Barbara International Dividend Growth	Value	% of Net Assets
Country:
United Kingdom	$1,198,666	22.0%
France	779,509	14.3
Japan	637,431	11.7
Germany	445,423	8.2
Canada	359,372	6.6
Australia	352,903	6.5
Spain	316,534	5.8
Netherlands	267,743	4.9
Denmark	237,397	4.3
China	213,867	3.9
Other	457,239	8.4
Total non-U.S. securities	$5,266,084	96.6%
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.
The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments
50      NUVEEN

and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Santa Barbara Dividend Growth	Fixed Income Clearing Corporation	$90,471,698	$(90,471,698)	$ —
Santa Barbara Global Dividend Growth	Fixed Income Clearing Corporation	573,473	(573,473)	—
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although each Fund authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Each Fund has an effective registration statement on file with the Securities and Exchange Commission ("SEC") to issue Class T Shares, which were not yet available for public offering at the time this report was issued.
Santa Barbara Dividend Growth issued Class T Shares during the period; however, these Shares were also not available for public offering.
NUVEEN      51

Notes to Financial Statements (continued)
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 7/31/17		Year Ended 7/31/16
Santa Barbara Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,076,029	$ 184,258,810	5,306,271	$ 179,774,659
Class C	1,843,528	66,586,420	3,502,117	117,554,617
Class R3	167,900	6,117,048	275,815	9,445,813
Class R6	49,612	1,803,717	223,327	7,839,693
Class I	16,066,720	591,038,619	14,333,750	478,512,893
Class T	656	25,000	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	166,637	6,035,037	893,106	29,386,109
Class C	66,421	2,418,521	415,088	13,592,501
Class R3	6,122	224,851	22,573	747,748
Class R6	15,302	561,742	58,236	1,932,742
Class I	420,855	15,441,427	1,289,128	42,480,330
Class T	—	—	—	—
	23,879,782	874,511,192	26,319,411	881,267,105
Shares redeemed:
Class A	(12,466,143)	(453,082,996)	(6,652,645)	(223,215,602)
Class C	(4,535,766)	(166,005,616)	(2,897,400)	(96,814,859)
Class R3	(193,913)	(7,197,756)	(158,256)	(5,324,081)
Class R6	(359,804)	(13,606,823)	(176,457)	(6,043,359)
Class I	(10,529,206)	(385,427,533)	(14,642,606)	(490,600,222)
Class T	—	—	—	—
	(28,084,832)	(1,025,320,724)	(24,527,364)	(821,998,123)
Net increase (decrease)	(4,205,050)	$ (150,809,532)	1,792,047	$ 59,268,982

	Year Ended 7/31/17		Year Ended 7/31/16
Santa Barbara Global Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	55,864	$ 1,518,198	123,251	$ 3,151,466
Class C	38,050	1,033,975	40,032	1,022,939
Class R3	462	12,139	462	12,013
Class I	193,977	5,267,832	1,953,172	49,174,339
Shares issued to shareholders due to reinvestment of distributions:
Class A	7,787	216,003	3,252	82,241
Class C	2,703	75,542	611	15,456
Class R3	33	920	6	151
Class I	9,167	255,531	1,474	37,457
	308,043	8,380,140	2,122,260	53,496,062
Shares redeemed:
Class A	(105,329)	(2,845,766)	(67,134)	(1,693,631)
Class C	(20,466)	(556,781)	(17,283)	(437,730)
Class R3	(19)	(518)	(19)	(483)
Class I	(1,914,535)	(54,686,933)	(31,784)	(782,852)
	(2,040,349)	(58,089,998)	(116,220)	(2,914,696)
Net increase (decrease)	(1,732,306)	$(49,709,858)	2,006,040	$50,581,366

52      NUVEEN

	Year Ended 7/31/17		Year Ended 7/31/16
Santa Barbara International Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	45,059	$ 1,161,987	49,339	$ 1,222,308
Class C	9,069	225,417	8,836	218,240
Class R3	—	—	1,258	31,002
Class I	61,256	1,513,696	37,368	880,329
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,975	49,777	1,234	29,754
Class C	553	13,860	255	6,100
Class R3	38	950	—	—
Class I	1,413	35,807	380	9,108
	119,363	3,001,494	98,670	2,396,841
Shares redeemed:
Class A	(43,615)	(1,085,687)	(15,602)	(382,716)
Class C	(3,699)	(93,578)	(1,586)	(38,169)
Class R3	—	—	—	—
Class I	(25,085)	(637,807)	(67,161)	(1,617,252)
	(72,399)	(1,817,072)	(84,349)	(2,038,137)
Net increase (decrease)	46,964	$ 1,184,422	14,321	$ 358,704
5.  Investment Transactions
Long-term purchases and sales during the current fiscal period were as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Purchases	$587,129,611	$16,634,977	$2,262,763
Sales	723,609,925	65,044,406	1,089,261
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of July 31, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Cost of investments	$1,999,599,904	$14,722,557	$4,730,127
Gross unrealized:
Appreciation	$ 879,285,385	$ 3,334,891	$ 836,730
Depreciation	(19,650,386)	(212,849)	(191,786)
Net unrealized appreciation (depreciation) of investments	$ 859,634,999	$ 3,122,042	$ 644,944
NUVEEN      53

Notes to Financial Statements (continued)
Permanent differences, primarily due to tax equalization, foreign currency transactions and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2017, the Funds’ tax year end, as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Capital paid-in	$ 8,230,278	$ 3,421,459	$ —
Undistributed (Over-distribution of) net investment income	—	19,200	(1,859)
Accumulated net realized gain (loss)	(8,230,278)	(3,440,659)	1,859
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2017, the Funds' tax year end, were as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Undistributed net ordinary income[1]	$ 3,341,777	$ 537,851	$15,152
Undistributed net long-term capital gains	73,743,339	1,577,045	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended July 31, 2017 and July 31, 2016, was designated for purposes of the dividends paid deduction as follows:
2017	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[1]	$42,818,490	$1,297,687	$142,780
Distributions from net long-term capital gains	—	—	—

2016	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[1]	$ 40,597,793	$690,848	$70,288
Distributions from net long-term capital gains	108,056,268	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of July 31, 2017, the Funds’ tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Santa Barbara International Dividend Growth
Capital losses to be carried forward - not subject to expiration	$153,748
During the Funds' tax year ended July 31, 2017, the following Funds utilized capital loss carryforwards as follows:
	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Utilized capital loss carryforwards	$189,338	$18,351
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. Santa Barbara is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
54      NUVEEN

The annual Fund-level fee, payable monthly,for each Fund, is calculated according to the following schedule:
Average Daily Net Assets	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
For the first $125 million	0.5000%	0.5500%	0.5500%
For the next $125 million	0.4875	0.5375	0.5375
For the next $250 million	0.4750	0.5250	0.5250
For the next $500 million	0.4625	0.5125	0.5125
For the next $1 billion	0.4500	0.5000	0.5000
For net assets over $2 billion	0.4250	0.4750	0.4750
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2017, the complex-level fee rate for each Fund was 0.1602%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	N/A	N/A	1.25%
Santa Barbara Global Dividend Growth	0.94%	November 30, 2018	N/A
Santa Barbara International Dividend Growth	0.94%	November 30, 2018	N/A
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Sales charges collected (Unaudited)	$1,245,828	$16,665	$5,724
Paid to financial intermediaries (Unaudited)	1,101,559	15,087	5,039
NUVEEN      55

Notes to Financial Statements (continued)
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Commission advances (Unaudited)	$642,495	$13,151	$1,853
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
12b-1 fees retained (Unaudited)	$864,963	$9,547	$2,211
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
CDSC retained (Unaudited)	$84,879	$733	$270
As of July 31, 2017, Nuveen owned shares of the Funds as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Class A Shares	—	2,500	2,500
Class C Shares	—	2,500	2,500
Class R3 Shares	—	2,500	2,500
Class I Shares	—	42,500	42,500
Class T Shares	656	—	—
8.  Borrowing Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.
The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Par
56      NUVEEN

ticipating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  New Accounting Pronouncements
Amendments to Regulation S-X
In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.
10.  Subsequent Events
Management Fees
During May 2017, the Board approved a change to each Fund’s annual Fund-level management fee schedule, which will become effective on August 1, 2017.
Effective August 1, 2017 the annual Fund-level fee, payable monthly, will be calculated according to the following schedule:
Average Daily Net Assets	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
For the first $125 million	0.5000%	0.5500%	0.5500%
For the next $125 million	0.4875	0.5375	0.5375
For the next $250 million	0.4750	0.5250	0.5250
For the next $500 million	0.4625	0.5125	0.5125
For the next $1 billion	0.4500	0.5000	0.5000
For the next $3 billion	0.4250	0.4750	0.4750
For the next $2.5 billion	0.4000	0.4500	0.4500
For the next $2.5 billion	0.3875	0.4375	0.4375
For net assets of $10 billion and greater	0.3750	0.4250	0.4250
NUVEEN      57

Additional
Fund Information (Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Santa Barbara Asset
Management, LLC
2049 Century Park East
17th Floor
Los Angeles, CA 90067
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
Boston Financial
Data Services, Inc.
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
% of QDI	100.0%	100.0%	100.0%
% of DRD	100.0%	64.7%	0.0%
Long-Term Capital Gain Distributions: The following Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852 (b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2017.
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth
Long-Term Capital Gain Dividends	$8,230,278	$3,421,459
Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
58      NUVEEN

Glossary of Terms
Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Global Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper International Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI World Index: The MSCI (Morgan Stanley Capital International) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
NUVEEN      59

Annual Investment Management Agreement
Approval Process (Unaudited)
The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Funds, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Santa Barbara Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.
The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the sub-advisers and their investment teams. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.
In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and with a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining
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and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.
The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.
In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds, including Nuveen Santa Barbara Global Dividend Growth Fund (the “Global Fund”) and Nuveen Santa Barbara International Dividend Growth Fund (the “International Fund”), each of which reduced its management fee and temporary expense cap; (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).
In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.
Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017 (or for such shorter periods available for the Global Fund and the International Fund, which did not exist for part of the foregoing time frame). The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.
In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.
In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.
For Nuveen Santa Barbara Dividend Growth Fund (the “Dividend Growth Fund”), the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the third quartile in the one- and five-year periods and second quartile in the three-year period. The Board was satisfied with the Fund’s overall performance.
For the Global Fund, the Board noted that although the Fund underperformed its benchmark in the one- and three-year periods, the Fund ranked in its Performance Peer Group in the third quartile in the one-year period and second quartile in the three-year period. The Board was satisfied with the Fund’s overall performance.
For the International Fund, the Board noted that although the Fund underperformed its benchmark in the one- and three-year periods, the Fund ranked in its Performance Peer Group in the third quartile in the one-year period and first quartile in the three-year period. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross management fees and, after taking into effect any expense limitation arrangement and/or fee waivers (to the extent applicable), the net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.
In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.
The Independent Board Members noted that the Funds each had a net management fee and a net expense ratio below the respective average of its Peer Group. The Board noted that, in the case of the International Fund, there was not a management fee after fee waivers and expense reimbursements for the last fiscal year.
In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the Nuveen open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recog
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nized that the fund-level breakpoint schedules of the Nuveen open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow.
Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts) and foreign investment companies offered by Nuveen. The Board further noted that the Adviser also advises certain ETFs sponsored by Nuveen.
In reviewing the fee rates assessed to other clients, the Board reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.
The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.
The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. The Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.
Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.
In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows.
The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Funds through, in the case of the Dividend Growth Fund, its permanent expense cap and, in the case of the Global Fund and the International Fund, their temporary expense caps. The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements (if applicable) as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.
In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.
In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.
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Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
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Trustees
and Officers
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	176
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	176
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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	176
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	176
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	176
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	176
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	176
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Trustees and Officers (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	176
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	176
Robert L. Young(3) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	174

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(2)(4) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer, formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (since October 2016), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	176

68      NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	92
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	177
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	177
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	177
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	177
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	177
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016) of Nuveen Commodities Asset Management, LLC, formerly Assistant Secretary (2010-2016).	177
NUVEEN      69

Trustees and Officers (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004- 2010).	177
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	177
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	177
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	177
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	177
(1)     Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)     On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)     On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(4)     “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(5)     Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
70      NUVEEN

Notes
NUVEEN      71

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mf
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
MAN-SBGDG-0717P258852-INV-Y-09/18

Mutual Funds
Nuveen Equity Funds

Annual Report July 31, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen International Growth Fund	NBQAX	NBQCX	NBQBX	NBQFX	NBQIX

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Table
of Contents

NUVEEN      3

Chairman’s Letter
to Shareholders
Dear Shareholders,
Some of the key assumptions driving the markets higher at the beginning of 2017 have recently come into question. Following the collapse of the health care reform bill in the Senate, investors are concerned about President Trump’s ability to accomplish the remainder of his pro-growth fiscal agenda, including tax reform and large infrastructure projects. Economic growth projections, in turn, have been lowered and with inflation recently waning, the markets are expecting fewer rate hikes from the Federal Reserve (Fed) than the Fed itself had predicted. Yet, asset prices continued to rise.
Investors have largely looked beyond policy disappointments and focused instead on the healthy profits reported by U.S. companies during the first two quarters of 2017. U.S. growth has remained slow and steady, European growth has surprised to the upside and concern that China would decelerate too rapidly has eased, further contributing to an optimistic tone in the markets. Additionally, political risk in Europe has moderated, with the election of mainstream candidates in the Dutch and French elections earlier this year.
The remainder of the year could bring challenges to this benign macro environment. The U.S. government voted to temporarily increase the nation’s debt limit, but the debate will resume again in December when the current extension of the debt limit expires. In addition, the need for disaster relief and recovery following Hurricanes Harvey and Irma has further muddied the outlook on the White House’s promised agenda. Markets will be watching the “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks while assessing the implications for key trade and political partnerships. A tightening of financial conditions in China or a more aggressive-than-expected policy action from the Fed, European Central Bank or Bank of Japan could also turn into headwinds. On the geopolitical front, tensions with North Korea may continue to flare.
Market volatility readings have been remarkably low lately, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
September 20, 2017

4      NUVEEN

Portfolio Manager's
Comments
Nuveen International Growth Fund
This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Tracy Stouffer, CFA, serves as portfolio manager for the Nuveen International Growth Fund.
On the following pages, the portfolio manager discusses economic and market conditions, key investment strategies and the Fund's performance for the twelve-month reporting period ended July 31, 2017.
What factors affected the U.S. economy, equity and global markets during the twelve-month reporting period ended July 31, 2017?
During the twelve-month reporting period, the U.S. economy continued to grow moderately, now ranking the current expansion as the third-longest since World War II, according to the National Bureau of Economic Research. The second half of 2016 saw a short-term boost in economic activity, driven by a one-time jump in exports during the third quarter, but the economy resumed a below-trend pace in the fourth quarter of 2016 and first quarter of 2017. The Bureau of Economic Analysis reported an annual growth rate of 3.0% for the U.S. economy in the second quarter of 2017, as measured by the “second” estimate of real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Growth in the second quarter was boosted by stronger consumer spending and business investment, which helped offset weaker government spending. By comparison, the annual GDP growth rate in the first quarter of 2017 was 1.2%.
Despite the slowdown in early 2017, other data pointed to positive momentum. The labor market continued to tighten, inflation ticked higher, and consumer and business confidence surveys reflected optimism about the economy’s prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.3% in July 2017 from 4.9% in July 2016 and job gains averaged around 181,000 per month for the past twelve months. Higher oil prices helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 1.7% over the twelve-month reporting period ended July 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.8% annual gain in June 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.9% and 5.7%, respectively.
The U.S. economic outlook struck a more optimistic tone, prompting the Fed’s policy making committee to raise its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets and, while the Fed acknowledged in its June 2017 statement that inflation has remained unexpectedly low, an additional increase is anticipated later in 2017 as the Fed seeks to gradually “normalize” interest rates. Also after the June 2017 meeting, the Fed revealed its plan to begin shrinking its balance sheets by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The timing of this is less certain, however, as it depends on whether the economy performs in line with the Fed’s expectations. As expected, the Fed left rates unchanged at its July 2017 meeting.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
NUVEEN      5

Portfolio Manager's Comments (continued)
Politics also dominated the headlines in this reporting period with two major electoral surprises: the U.K.’s vote to leave the European Union and Donald Trump’s win in the U.S. presidential race. Market volatility increased as markets digested the initial shocks, but generally recovered and, in the case of the “Trump rally,” U.S. equities saw significant gains. Investors also closely watched elections across Europe. To the markets’ relief, more mainstream candidates were elected in the Dutch and French elections in the spring of 2017. However, Britain’s June 2017 snap election unexpectedly overturned the Conservative Party’s majority in Parliament, which increased uncertainties about the Brexit negotiation process. Additionally, in the U.S., legislative delays with health care reform dimmed the prospects for President Trump’s tax cuts and other fiscal stimulus, while investors braced for a showdown in Congress over increasing the nation’s debt limit. Toward the end of the reporting period, escalating tensions between the U.S. and North Korea led to some near-term volatility in global equity shares to the benefit of perceived safe-haven assets such as gold, U.S. Treasury bonds and Japanese yen.
Elsewhere, however, political challenges remain escalated. In Spain, Catalonia set a date for a vote on independence from the country, while the Italian and German general elections still loom ahead. In Brazil, President Temer was charged with corruption by the country’s Prosecutor General in June 2017, triggering a process involving the Supreme Court and the lower house, which will jeopardize the country’s vote on much-needed pension reform. In Asia, the balance of power between China, North Korea and the U.S. remained fragile with discussions ongoing. Meanwhile in Japan, the Bank of Japan (BoJ) shifted the focus of its monetary stimulus from increasing the country’s money supply to controlling interest rates beginning in August 2016, while recommitting to reaching its elusive 2% inflation goal as quickly as possible.
Equity markets recorded exceptional returns with international stocks leading the way. In U.S. dollar terms, emerging markets topped the performance charts by rising 24.84% as measured by the MSCI Emerging Markets Index. Developed markets also produced strong gains with the MSCI EAFE Index gaining 17.77% and the U.S. bellwether S&P 500® Index advancing 16.04% during the reporting period. The resurgence in Eurozone stocks, in particular, took place against a backdrop of broad-based economic recovery with monetary, fiscal and exchange-rate policy all working together with an overlay of structural reform. Consumer confidence in the Eurozone reached a 16-year high and inflation remained in check.
How did the Fund perform during the twelve-month reporting period ended July 31, 2017?
The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the one-year, five-year and since inception periods ended July 31, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the MSCI EAFE Index and the Lipper classification average during the twelve-month reporting period. A more detailed account of the Fund’s performance is provided later in this report.
What strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2017 and how did these strategies influence performance?
Nuveen International Growth Fund
The Fund’s investment process starts with identifying nine to ten durable investment themes that capture global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. For each theme, we then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign companies in both developed and emerging markets that are consistent with the Fund’s investment themes to create a well-diversified portfolio.
We invested the majority of the Fund’s portfolio in stocks from developed market countries during the reporting period and a moderate amount in stocks from emerging market countries, with the remaining portion in cash or cash equivalents. In terms of country impact, the Fund’s positions in Australia, Germany, Sweden, South Korea, Thailand and Brazil generally detracted versus the MSCI EAFE Index. However, stock selection in China, Israel, Austria, Singapore and the U.K. contributed favorably on a relative basis compared to the index. At the sector level, the Fund lagged in six of the eleven sectors, particularly among its financial, materials, industrials and real estate investment trust (REIT) holdings. Results were positive in the remaining five sectors led by our information technology, health care, consumer staples and telecommunication services holdings. In aggregate, stock selection was negative and the main con
6      NUVEEN

tributor to the Fund’s underperformance versus its MSCI EAFE benchmark. Country selections also weighed on results, while sector weights were a positive contributor. Additionally, the weakened U.S. dollar contributed to absolute performance for the Fund.
In terms of individual holdings, the Fund’s performance was negatively impacted by a position in Australia-based Aconex Limited, which offers one of the most widely used cloud-based, multi-company project collaboration solutions for clients in the construction and engineering industries, as well as the infrastructure, power, mining and oil/gas sectors. Shares were initially under pressure after the company set lower 2017 financial year forecasts, which management attributed to increased research and development investment. The stock dropped sharply again at the beginning of 2017 after the company again lowered revenue and profit expectations, citing weaker-than-anticipated sales growth in the U.K. and the Americas. Management indicated the slowdown was due to several short-term, one-off factors including political uncertainty, delayed buying decisions and the slower ramp up of user-based contracts in the U.S. across key customer projects. However, most of the impact was from the post-Brexit decline of the British pound, followed by the decline of the euro and the U.S. dollar against the Australian dollar. We decided to sell the stock as of the end of the reporting period.
The Fund’s performance was also hurt by a position in German company Aurelius Equity Opportunities SE & Co., a highly successful niche player in Europe’s mergers and acquisitions market. The firm buys neglected orphan companies on an opportunistic basis, restructures them and then looks for an exit, often in a trade sale. Aurelius has a tremendous track record for creating value, typically turning around the acquired companies faster than anticipated and at lower costs. However, in late March 2017, hedge fund Gotham City Research opened a short position on the stock and reported that Aurelius was understating its liabilities and had other accounting concerns, causing shares to fall sharply. Although company management rebutted these assertions, the shares tumbled again after the response failed to soothe wary investors. Gotham has since closed much of its short position and taken profits. As a response to the stock’s decline, Aurelius stepped up its share buyback program and began exploring legal action against the hedge fund manager. However, we decided to exit our position after the company failed to adequately address the major issues brought forth by Gotham.
Additionally, the Fund’s results were hindered by a position in IG Group Holdings plc, a London-based provider of financial derivative trading with offices in 15 countries across Europe, Africa, Asia-Pacific, the Middle East and the United States. The company experienced headwinds after Germany’s Federal Financial Supervisory Authority and the U.K.’s Financial Conduct Authority announced their intentions to limit the marketing, distribution and sale of financial contracts for difference (CFDs) to retail investors. CFDs are an arrangement made in a futures contract whereby differences in settlement are made through cash payments, rather than by the delivery of physical goods or securities. The news of imposed restrictions on the CFD market and spread-betting industry sent IG Group’s shares down sharply in the short term as investors questioned how the company would acquire new customers. In the long run, we expect the company will be able to adapt to the rules and find new means of attracting customers. However, because we expected the business transition to take some time, we sold the stock.
Finally, a position in ZTO Express Inc., a Chinese delivery service that handles packages primarily for Alibaba Group Holdings, detracted during the reporting period. The company initially had huge success with its initial public offering (IPO) in October 2016, which priced well above the expected range. However, later in the reporting period, allegations surfaced in a lawsuit against ZTO Express and its IPO underwriters that the company inflated profit margins in order to attract investors. Shares tumbled with the company’s valuation dropping below YTO Express, its only listed peer. ZTO Express uses a system of network partners to handle lower-margin pickup and delivery services. Although we believe China’s growing disposable income and urbanization will fuel increased consumer spending, we sold this stock due to the lingering issues.
On the positive side of the equation, several individual portfolio holdings contributed favorably to the Fund’s performance led by U.K.-based holding Burford Capital Ltd., which offers financing for corporate litigation, arbitration and other disputes. In December 2016, the company announced an accretive acquisition of U.S.-based GKS Holdings, the parent company of Gerchen Keller Capital, a manager of closed-ended litigation finance funds. Nearly nonexistent in the U.S. a decade ago, litigation finance has turned contingency fees, once the exclusive province of personal injury lawyers, into an institutional investment platform. The Burford-Gerchen deal shows growth and normalization of an industry that was controversial a few years ago, but that has recently become mainstream. The combined entity has greater access to private capital and a broader array of investment management products. Burford Capital continues to increase the scale of its financing activities in specialized and complex areas, creating barriers to entry and uncorrelated returns.
The Fund also benefited from a position in Israeli information technology firm Tower Semiconductor, Limited, one of the world’s fastest growing manufacturers of analog integrated circuits used in consumer electronics, personal computers, communications, automotive, industrial and medical device products. Over the past few years, the company has made dramatic improvements in the competitive
NUVEEN      7

Portfolio Manager's Comments (continued)
ness of its specialty analog foundry technologies and manufacturing capabilities. The company stands to benefit from the increased power management content found in smartphones and automobiles, while it is also addressing the growing market for wireline data traffic through a family of advanced customized solutions. With the current pace of growth, Tower Semiconductor expects it will need to sign an additional capacity expansion deal in the next six quarters, which should be another positive catalyst for growth and share price appreciation.
In addition, the Fund saw strong results from Chinese information technology firm Baozun Inc. This leading e-commerce solutions provider helps its partners manage their Chinese market entry and operations such as website design, technology infrastructure, customer service, digital marketing, warehousing and logistics services. Baozun has more than 133 international brand partnerships with companies including Nike, Electrolux, Panasonic, Subaru, Honda, Toyota and Microsoft. The company’s wholly-owned warehousing and logistics solutions subsidiary has begun operations at its first premium warehouse, the Baotong Cube, which will provide brand partners with significant operational efficiency and more customizable solutions. We believe Baozun is in a strong position to capitalize on the booming e-commerce services in China, supported by strong lineage from Alibaba’s 23% ownership and its endorsement to a crowd of international brands at a conference during the reporting period.
Finally, the Fund benefited from a position in Japanese information technology company SUMCO Corporation, a manufacturer of silicon wafers for semiconductor foundries such as TSMC and Samsung. Wafer demand picked up in the second half of 2016 as a result of a very strong memory end-market, causing Sumco’s stock price to rise based on the expectation of wafer price increases in the first half of 2017. Subsequently, Sumco was able to increase prices in January 2017, representing the company’s first genuine price hike in eleven years.
In terms of regional and country changes, we increased the Fund’s exposure to China, India, Spain, Belgium, Italy and the U.K., while reducing exposure to Australia, Canada, Thailand, Germany, Ireland, the Philippines, Denmark and Sweden. The result was an increase in the Fund’s emerging market exposure and a decrease in developed market exposure. In terms of sectors, we increased the Fund’s weightings in industrials, information technology, health care, telecommunication services and financials, while decreasing weights in REITs, consumer staples, materials, consumer discretionary, utilities and energy. We also invested in 22 initial public offerings (IPOs) during the reporting period from six sectors including consumer discretionary, financials, health care, industrials, information technology and materials.
8      NUVEEN

Risk
Considerations
Nuveen International Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, and smaller company risks, are described in detail in the Fund’s prospectus.
NUVEEN      9

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10      NUVEEN

Fund Performance
and Expense Ratios
The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
NUVEEN      11

Fund Performance and Expense Ratios (continued)
Nuveen International Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of July 31, 2017
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	16.11%	11.51%	12.66%
Class A Shares at maximum Offering Price	9.43%	10.19%	11.86%
MSCI EAFE Index	17.77%	9.06%	9.42%
Lipper International Multi-Cap Growth Funds Classification Average	17.06%	8.71%	9.88%
Class C Shares	15.28%	10.68%	11.83%
Class R3 Shares	15.83%	11.22%	12.37%
Class I Shares	16.43%	11.78%	12.94%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	16.56%	19.51%
Average Annual Total Returns as of June 30, 2017 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	13.80%	10.36%	11.98%
Class A Shares at maximum Offering Price	7.26%	9.06%	11.17%
Class C Shares	12.96%	9.53%	11.15%
Class R3 Shares	13.54%	10.07%	11.69%
Class I Shares	14.11%	10.63%	12.26%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	14.27%	14.27%
Since inception returns for Class A, C, R3 and I Shares and the comparative index and Lipper classification average, are from 4/24/09. Since inception returns for Class R6 Shares are from 6/30/16. Index and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
12      NUVEEN

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.23%	1.97%	1.48%	0.83%	0.97%
Net Expense Ratios	1.13%	1.88%	1.38%	0.74%	0.88%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through November 30, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% (1.45% after November 30, 2018) of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitation expiring November 30, 2018 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. This expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.
Growth of an Assumed $10,000 Investment as of July 31, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
NUVEEN      13

Holding
Summaries as of July 31, 2017
This data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen International Growth Fund
Fund Allocation (% of net assets)
Common Stocks	97.2%
Repurchase Agreements	3.2%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Tower Semiconductor, Limited	2.5%
UniCredit SpA	2.3%
Burford Capital Ltd.	2.2%
Broadcom Limited	2.0%
Baozun Inc., Sponsored ADR	1.9%
Portfolio Composition (% of net assets)
Semiconductors & Semiconductor Equipment	10.3%
Machinery	7.5%
Banks	6.5%
Internet Software & Services	5.7%
Capital Markets	3.9%
Pharmaceuticals	3.8%
Metals & Mining	3.5%
Oil, Gas & Consumable Fuels	3.0%
Household Durables	2.9%
Health Care Equipment & Supplies	2.8%
Insurance	2.7%
Aerospace & Defense	2.4%
Professional Services	2.4%
IT Services	2.3%
Hotels, Restaurants & Leisure	2.1%
Life Sciences Tools & Services	2.1%
Chemicals	2.0%
Diversified Telecommunication Services	1.9%
Beverages	1.9%
Real Estate Management & Development	1.8%
Textiles, Apparel & Luxury Goods	1.7%
Media	1.6%
Technology Hardware, Storage & Peripherals	1.6%
Construction & Engineering	1.5%
Other	19.3%
Repurchase Agreements	3.2%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%
Country Allocation[1] (% of net assets)
Japan	16.9%
China	12.9%
United Kingdom	12.2%
France	9.1%
Germany	7.9%
United States	5.2%
India	3.8%
Israel	3.8%
Canada	3.7%
Italy	3.5%
Spain	3.5%
Other	17.9%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%
1	Includes 24.0% (as a percentage of net assets) in emerging markets countries.
14      NUVEEN

Expense
Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2017.
The beginning of the period is February 1, 2017.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen International Growth Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,193.10	$1,188.90	$1,191.60	$1,195.30	$1,194.90
Expenses Incurred During the Period	$ 6.20	$ 10.26	$ 7.55	$ 4.25	$ 4.84
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.14	$1,015.42	$1,017.90	$1,020.93	$1,020.38
Expenses Incurred During the Period	$ 5.71	$ 9.44	$ 6.95	$ 3.91	$ 4.46
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.14%, 1.89%, 1.39%, 0.78% and 0.89% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
NUVEEN      15

Report of
Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Investment Trust II and Shareholders of
Nuveen International Growth Fund:
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen International Growth Fund (a portfolio of Nuveen Investment Trust II, hereafter referred to as the “Fund”) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Chicago, IL
September 27, 2017
16      NUVEEN

Nuveen International Growth Fund
Portfolio of Investments	July 31, 2017
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.2%
	COMMON STOCKS – 97.2%
	Aerospace & Defense – 2.4%
1,435,500	Bombardier Inc., Class B Shares	$2,889,998
54,318	Thales SA, (2)	6,013,432
	Total Aerospace & Defense	8,903,430
	Airlines – 1.1%
147,463	Azul S.A, (3)	3,887,125
	Auto Components – 0.7%
50,700	Toyota Industries Corporation, (2)	2,720,152
	Banks – 6.5%
525,796	CaixaBank SA, (2), (3)	2,738,684
157,278	HDFC Bank Ltd, (2)	4,369,465
69,890	Societe Generale, (2)	4,097,980
246,682	Standard Chartered PLC	2,756,751
421,465	UniCredit SpA, (2), (3)	8,283,448
370,735	Unione di Banche Italiane S.p.A, (2)	1,791,048
	Total Banks	24,037,376
	Beverages – 1.9%
468,400	Arca Continental SAB de CV	3,482,249
355,675	Treasury Wine Estates Limited, (2)	3,462,769
	Total Beverages	6,945,018
	Building Products – 0.8%
26,200	Daikin Industries Limited, (2)	2,773,880
	Capital Markets – 3.9%
570,803	Burford Capital Ltd.	8,186,390
47,188	London Stock Exchange Group, (2)	2,336,130
1,761,466	Man Group PLC, (2)	3,718,682
	Total Capital Markets	14,241,202
	Chemicals – 2.0%
33,551	Laxness AG, (2)	2,587,248
60,924	Umicore, (2)	4,891,108
	Total Chemicals	7,478,356
	Commercial Services & Supplies – 0.5%
75,104	Elis SA, (2), (3)	1,815,913
NUVEEN      17

Nuveen International Growth Fund (continued)
Portfolio of Investments	July 31, 2017
Shares	Description (1)	Value
	Construction & Engineering – 1.5%
37,513	Eiffage SA, (2)	$3,633,722
5,006,000	Metallurgical Corporation of China Ltd, (2)	1,721,289
	Total Construction & Engineering	5,355,011
	Diversified Consumer Services – 1.0%
46,600	New Oriental Education & Technology Group, Inc., Sponsored ADR	3,712,156
	Diversified Financial Services – 0.8%
216,447	doBank SpA, (3)	2,810,844
	Diversified Telecommunication Services – 1.9%
11,120,800	PT Telekomunikasi Indonesia Persero Tbk, (2)	3,908,614
1,158,713	SpeedCast International Limited, (2)	3,197,164
	Total Diversified Telecommunication Services	7,105,778
	Electronic Equipment, Instruments & Components – 1.0%
8,100	Keyence Corporation, (2)	3,741,505
	Food & Staples Retailing – 0.5%
22,627	BGF Retail Company Limited, (2)	1,867,363
	Health Care Equipment & Supplies – 2.8%
71,100	Asahi Intecc Company Limited, (2)	3,192,767
70,700	Hoya Corporation, (2)	3,986,554
28,902	Ion Beam Applications, (2)	1,025,030
4,422,500	Yestar Healthcare Holdings Company Limited	2,253,489
	Total Health Care Equipment & Supplies	10,457,840
	Health Care Providers & Services – 1.1%
28,343	Fresenius Medical Care AG, (2)	2,672,757
260,168	Georgia Healthcare Group PLC, (3)	1,302,694
	Total Health Care Providers & Services	3,975,451
	Health Care Technology – 0.4%
64,873	Raysearch Laboratories AB, (2), (3)	1,587,877
	Hotels, Restaurants & Leisure – 2.1%
687,894	DP Eurasia NV, (3)	1,769,835
83,700	H.I.S. Company Limited, (2)	2,573,509
496,120	NH Hotels SA, (2), (3)	3,305,285
	Total Hotels, Restaurants & Leisure	7,648,629
	Household Durables – 2.9%
67,968	Bellway PLC, (2)	2,862,041
2,231,100	MegaWide Construction Corporation, (3)	775,535
132,674	Neinor Homes S.L.U, (2), (3)	3,057,375
97,709	Sony Corporation, Sponsored ADR	4,012,909
	Total Household Durables	10,707,860
18      NUVEEN

Shares	Description (1)	Value
	Industrial Conglomerates – 1.2%
49,978	DCC PLC, (2)	$ 4,393,688
	Insurance – 2.7%
1,277,800	China Taiping Insurance Holdings Company Limited, (2)	3,836,947
800,000	Ping An Insurance (Group) Company of China Limited, (2)	5,921,690
	Total Insurance	9,758,637
	Internet & Direct Marketing Retail – 1.0%
60,523	CTRIP.com, ADR, (3)	3,615,039
	Internet Software & Services – 5.7%
28,030	Baidu Inc., ADR, (3)	6,344,590
209,319	Baozun Inc., Sponsored ADR, (3)	6,794,495
71,971	Criteo SA, Sponsored ADR, (3)	3,641,733
101,100	Tencent Holdings Limited, (2)	4,035,301
	Total Internet Software & Services	20,816,119
	IT Services – 2.3%
34,173	Cap Gemini Group, (2)	3,720,396
520,271	GDS Holdings Limited, ADR, (3)	4,869,736
	Total IT Services	8,590,132
	Life Sciences Tools & Services – 2.1%
6,554	Eurofins Scientific, (2)	3,650,899
16,764	Lonza AG, (2)	3,984,377
	Total Life Sciences Tools & Services	7,635,276
	Machinery – 7.5%
113,700	Daifuku Company Limited, (2)	3,926,737
26,400	Fanuc Limited, (2)	5,397,605
72,900	Harmonic Drive Systems Inc., (2)	3,148,934
71,371	KION Group AG, (2)	6,193,095
233,587	Kornit Digital Limited, (3)	4,835,251
4,150,000	Weichai Power Company Limited, (2)	3,994,197
	Total Machinery	27,495,819
	Media – 1.6%
145,469	Altice NV, Class A Shares, (2), (3)	3,583,985
282,995	Zee Entertainment Enterprises Limited, (2)	2,382,300
	Total Media	5,966,285
	Metals & Mining – 3.5%
455,800	Cobalt 27 Capital Corporation, (3)	3,111,176
412,300	Lundin Mining Corporation	2,966,377
139,781	Rio Tinto PLC, Sponsored ADR	6,622,824
	Total Metals & Mining	12,700,377
	Multiline Retail – 1.0%
568,735	Future Retail Limited, (2), (3)	3,576,899
NUVEEN      19

Nuveen International Growth Fund (continued)
Portfolio of Investments	July 31, 2017
Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 3.0%
146,300	Canadian Natural Resources Limited	$4,474,369
192,253	Golar LNG, Limited	4,577,544
65,388	Royal Dutch Shell PLC, Class A	1,840,202
	Total Oil, Gas & Consumable Fuels	10,892,115
	Personal Products – 1.2%
78,647	Unilever NV, (2)	4,485,452
	Pharmaceuticals – 3.8%
25,706	Bayer AG, (2)	3,255,952
420,216	Biotoscana Investments SA, (3)	3,672,098
2,405,000	China Animal Healthcare Limited, (4)	200,139
36,695	Novartis AG, Sponsored ADR, (2)	3,125,596
67,200	Takeda Chemical Industries, (2)	3,549,963
	Total Pharmaceuticals	13,803,748
	Professional Services – 2.4%
43,400	Benefit One Inc., (2)	1,762,436
333,708	Capita PLC, (2)	2,899,559
244,700	Recruit Holdings Company Limited, (2)	4,235,678
	Total Professional Services	8,897,673
	Real Estate Management & Development – 1.8%
484,585	Aroundtown Property Holdings PLC	2,868,259
405,341	Inmobiliaria Colonial SA, (2), (3)	3,780,799
	Total Real Estate Management & Development	6,649,058
	Road & Rail – 0.9%
188,946	ALD SA, (3)	3,323,801
	Semiconductors & Semiconductor Equipment – 10.3%
50,483	AMS AG, (2)	3,638,134
29,533	Broadcom Limited	7,284,610
206,973	Infineon Technologies AG, (2)	4,494,681
297,100	NEC Electronics Corporation, (2), (3)	2,787,259
376,300	SUMCO Corporation, (2)	6,090,078
344,612	Tower Semiconductor, Limited, (3)	9,011,604
443,142	X-FAB Silicon Foundries SE, (3)	4,658,374
	Total Semiconductors & Semiconductor Equipment	37,964,740
	Software – 0.9%
118,688	Micro Focus International, (2)	3,495,164
	Specialty Retail – 0.7%
18,500	Nitori Company Limited, (2)	2,610,765
	Technology Hardware, Storage & Peripherals – 1.6%
2,700	Samsung Electronics Company Limited, (2)	5,806,293
20      NUVEEN

Shares	Description (1)	Value
	Textiles, Apparel & Luxury Goods – 1.7%
12,840	Adidas-Salomon AG, (2)	$2,932,582
9,892	Kering, (2)	3,457,464
	Total Textiles, Apparel & Luxury Goods	6,390,046
	Thrifts & Mortgage Finance – 1.0%
203,136	Indiabulls Housing Finance Ltd, (2)	3,726,251
	Tobacco – 0.9%
50,438	British American Tobacco PLC, (2)	3,137,533
	Trading Companies & Distributors – 0.5%
54,900	Monotaro Company Limited, (2)	1,810,879
	Transportation Infrastructure – 1.1%
40,739	Fraport AG, (2)	4,079,564
	Wireless Telecommunication Services – 1.0%
44,700	Softbank Corporation, (2)	3,602,710
	Total Long-Term Investments (cost $301,126,187)	356,996,829

Principal Amount (000)	Description	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.2%
	REPURCHASE AGREEMENTS – 3.2%
$ 11,540	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/17, repurchase price $11,539,704, collateralized by $11,650,000 U.S. Treasury Notes, 2.125%, due 3/31/24, value $11,773,222	0.120%	8/01/17	$ 11,539,666
	Total Short-Term Investments (cost $11,539,666)			11,539,666
	Total Investments (cost $312,665,853) – 100.4%			368,536,495
	Other Assets Less Liabilities – (0.4)%			(1,311,525)
	Net Assets – 100%			$ 367,224,970
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
ADR	American Depositary Receipt
See accompanying notes to financial statements.
NUVEEN      21

Statement of
Assets and Liabilities
July 31, 2017

Assets
Long-term investments, at value (cost $301,126,187)	$356,996,829
Short-term investments, at value (cost approximates value)	11,539,666
Cash denominated in foreign currencies (cost $1,075,760)	1,088,896
Receivable for:
Dividends	162,579
Investments sold	6,818,164
Reclaims	646,551
Shares sold	631,236
Other assets	88,101
Total assets	377,972,022
Liabilities
Payable for:
Investments purchased	9,772,558
Shares redeemed	488,360
Accrued expenses:
Management fees	201,349
Trustees fees	25,646
12b-1 distribution and service fees	24,959
Other	234,180
Total liabilities	10,747,052
Net assets	$367,224,970
Class A Shares
Net assets	$ 51,017,766
Shares outstanding	1,167,944
Net asset value ("NAV") per share	$ 43.68
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 46.34
Class C Shares
Net assets	$ 17,130,906
Shares outstanding	410,582
NAV and offering price per share	$ 41.72
Class R3 Shares
Net assets	$ 1,118,684
Shares outstanding	25,918
NAV and offering price per share	$ 43.16
Class R6 Shares
Net assets	$ 30,399,868
Shares outstanding	688,867
NAV and offering price per share	$ 44.13
Class I Shares
Net assets	$267,557,746
Shares outstanding	6,070,374
NAV and offering price per share	$ 44.08
Net assets consist of:
Capital paid-in	$333,317,233
Undistributed (Over-distribution of) net investment income	959,159
Accumulated net realized gain (loss)	(22,918,053)
Net unrealized appreciation (depreciation)	55,866,631
Net assets	$367,224,970
Authorized shares – per class	Unlimited
Par value per share	$ 0.01
See accompanying notes to financial statements.
22      NUVEEN

Statement of
Operations
Year Ended July 31, 2017

Investment Income (net of foreign tax withheld of $387,189)	$ 5,071,805
Expenses
Management fees	2,532,848
12b-1 service fees - Class A Shares	172,367
12b-1 distibution and service fees - Class C Shares	167,418
12b-1 distibution and service fees - Class R3 Shares	5,097
Shareholder servicing agent fees	441,534
Custodian fees	189,196
Trustees fees	10,798
Professional fees	104,767
Shareholder reporting expenses	80,232
Federal and state registration fees	83,128
Other	23,462
Total expenses before fee waiver/expense reimbursement	3,810,847
Fee waiver/expense reimbursement	(392,015)
Net expenses	3,418,832
Net investment income (loss)	1,652,973
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	27,295,421
Change in net unrealized appreciation (depreciation) of investments and foreign currency	19,261,382
Net realized and unrealized gain (loss)	46,556,803
Net increase (decrease) in net assets from operations	$48,209,776
See accompanying notes to financial statements.
NUVEEN      23

Statement of
Changes in Net Assets

	Year Ended 7/31/17	Year Ended 7/31/16
Operations
Net investment income (loss)	$ 1,652,973	$ 1,115,939
Net realized gain (loss) from investments and foreign currency	27,295,421	(38,467,922)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	19,261,382	1,271,399
Net increase (decrease) in net assets from operations	48,209,776	(36,080,584)
Distributions to Shareholders
From net investment income:
Class A Shares	—	(1,067,682)
Class C Shares	—	(63,369)
Class R3 Shares	—	(4,750)
Class R6 Shares	—	—
Class I Shares	—	(4,109,348)
Decrease in net assets from distributions to shareholders	—	(5,245,149)
Fund Share Transactions
Proceeds from sale of shares	111,527,049	261,701,182
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	4,299,391
	111,527,049	266,000,573
Cost of shares redeemed	(206,891,005)	(200,867,844)
Net increase (decrease) in net assets from Fund share transactions	(95,363,956)	65,132,729
Net increase (decrease) in net assets	(47,154,180)	23,806,996
Net assets at the beginning of period	414,379,150	390,572,154
Net assets at the end of period	$ 367,224,970	$ 414,379,150
Undistributed (Over-distribution of) net investment income at the end of period	$ 959,159	$ (1,216,119)
See accompanying notes to financial statements.
24      NUVEEN

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NUVEEN      25

Financial
Highlights
International Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (04/09)
2017	$37.61	$ 0.06	$ 6.01	$ 6.07	$ —	$ —	$ —	$43.68
2016	41.73	0.06	(3.77)	(3.71)	(0.41)	—	(0.41)	37.61
2015	39.42	0.02	2.45	2.47	—	(0.16)	(0.16)	41.73
2014	34.98	0.03	5.27	5.30	(0.14)	(0.72)	(0.86)	39.42
2013	26.34	0.10	8.62	8.72	(0.08)	—	(0.08)	34.98
Class C (04/09)
2017	36.20	(0.16)	5.68	5.52	—	—	—	41.72
2016	40.16	(0.24)	(3.61)	(3.85)	(0.11)	—	(0.11)	36.20
2015	38.22	(0.24)	2.34	2.10	—	(0.16)	(0.16)	40.16
2014	34.07	(0.21)	5.08	4.87	—	(0.72)	(0.72)	38.22
2013	25.78	(0.18)	8.47	8.29	—	—	—	34.07
Class R3 (04/09)
2017	37.26	0.06	5.84	5.90	—	—	—	43.16
2016	41.33	(0.01)	(3.75)	(3.76)	(0.31)	—	(0.31)	37.26
2015	39.14	(0.06)	2.41	2.35	—	(0.16)	(0.16)	41.33
2014	34.77	(0.34)	5.48	5.14	(0.05)	(0.72)	(0.77)	39.14
2013	26.19	(0.06)	8.65	8.59	(0.01)	—	(0.01)	34.77
Class R6 (06/16)
2017	37.86	0.27	6.00	6.27	—	—	—	44.13
2016(e)	36.37	(0.01)	1.50	1.49	—	—	—	37.86
Class I (04/09)
2017	37.86	0.23	5.99	6.22	—	—	—	44.08
2016	42.00	0.14	(3.77)	(3.63)	(0.51)	—	(0.51)	37.86
2015	39.66	0.13	2.45	2.58	(0.08)	(0.16)	(0.24)	42.00
2014	35.18	0.07	5.36	5.43	(0.23)	(0.72)	(0.95)	39.66
2013	26.49	0.09	8.75	8.84	(0.15)	—	(0.15)	35.18
26      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

16.11%	$ 51,018	1.26%	0.03%	1.14%	0.16%	318%
(8.91)	102,083	1.31	0.06	1.21	0.16	351
6.23	86,862	1.38	(0.09)	1.24	0.05	414
15.21	69,253	1.52	(0.04)	1.42	0.07	326
33.17	7,056	1.93	(0.20)	1.42	0.31	358

15.28	17,131	2.00	(0.56)	1.89	(0.45)	318
(9.60)	20,065	2.06	(0.76)	1.96	(0.66)	351
5.46	21,287	2.12	(0.77)	1.99	(0.63)	414
14.33	9,723	2.28	(0.65)	2.17	(0.54)	326
32.20	144	2.70	(1.14)	2.17	(0.61)	358

15.83	1,119	1.49	0.05	1.39	0.15	318
(9.14)	991	1.57	(0.14)	1.46	(0.03)	351
5.97	226	1.62	(0.28)	1.49	(0.15)	414
14.85	181	1.79	(0.97)	1.67	(0.85)	326
32.83	624	2.22	(0.77)	1.67	(0.21)	358

16.56	30,400	0.88	0.60	0.77	0.71	318
4.10	32,015	0.89*	(0.56)*	0.76*	(0.43)*	351

16.43	267,558	0.99	0.49	0.89	0.60	318
(8.69)	259,225	1.06	0.28	0.96	0.38	351
6.50	282,197	1.13	0.18	0.99	0.32	414
15.48	115,789	1.27	0.08	1.17	0.19	326
33.48	26,975	1.72	(0.26)	1.17	0.29	358
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through July 31, 2016.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      27

Notes to
Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen International Growth Fund (the “Fund”), a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Fund is July 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2017 (the "current fiscal period”).
Investment Adviser
The Fund's investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund's portfolio, manages the Fund's business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Investment Objective
The Fund’s investment objective is to seek long-term capital appreciation.
The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statement in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
28      NUVEEN

Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund's Board of Trustees ("the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
NUVEEN      29

Notes to Financial Statements (continued)
Level 3  – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service ("pricing service"). As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:
	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$122,352,057	$234,444,633**	$200,139***	$356,996,829
Short-Term Investments:
Repurchase Agreements	—	11,539,666	—	11,539,666
Total	$122,352,057	$245,984,299	$200,139	$368,536,495

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
The table below presents the transfers in and out of the three valuation levels for the following Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities
30      NUVEEN

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Common Stocks	$ —	$(55,716,930)	$55,716,930	$ —	$ —	$ —
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund's pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing service for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Foreign Currency Transactions
To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
As of the end of the reporting period, the Fund's investments in non-U.S. securities were as follows:
NUVEEN      31

Notes to Financial Statements (continued)
	Value	% of Net Assets
Country:
Japan	$ 61,924,320	16.9%
China	47,299,068	12.9
United Kingdom	44,894,214	12.2
France	33,355,340	9.1
Germany	29,084,138	7.9
India	14,054,915	3.8
Israel	13,846,855	3.8
Canada	13,441,920	3.7
Italy	12,885,340	3.5
Spain	12,882,143	3.5
Other	66,043,966	17.9
Total non-U.S. securities	$349,712,219	95.2%
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.
The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$11,539,666	$(11,539,666)	$ —
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit
32      NUVEEN

risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
The Fund has an effective registration statement on file with the Securities and Exchange Commission ("SEC") to issue Class T Shares, which were not yet available for public offering at the time this report was issued.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 7/31/17		Year Ended 7/31/16
	Shares	Amount	Shares	Amount
Shares sold:
Class A	250,917	$ 9,462,828	1,679,929	$ 63,151,617
Class C	63,767	2,428,733	165,082	6,060,542
Class R3	6,897	257,816	22,292	847,016
Class R6[1]	413	16,784	—	—
Class R6 – exchanges	—	—	845,664	30,756,807
Class I	2,635,521	99,360,888	4,258,622	160,885,200
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	26,932	1,056,249
Class C	—	—	1,560	59,154
Class R3	—	—	122	4,750
Class R6[1]	—	—	—	—
Class I	—	—	80,671	3,179,238
	2,957,515	111,527,049	7,080,874	266,000,573
Shares redeemed:
Class A	(1,797,037)	(65,723,795)	(1,074,411)	(39,780,404)
Class C	(207,530)	(7,438,061)	(142,407)	(5,086,029)
Class R3	(7,575)	(298,340)	(1,293)	(48,834)
Class R6[1]	(157,210)	(6,334,948)	—	—
Class I	(3,412,731)	(127,095,861)	(3,365,061)	(125,195,770)
Class I – exchanges	—	—	(845,664)	(30,756,807)
	(5,582,083)	(206,891,005)	(5,428,836)	(200,867,844)
Net increase (decrease)	(2,624,568)	$ (95,363,956)	1,652,038	$ 65,132,729

1	Class R6 Shares were established on June 30, 2016.
5.  Investment Transactions
Long-term purchases and sales during the current fiscal period aggregated $1,097,824,201 and $1,200,019,999, respectively.
6.  Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
NUVEEN      33

Notes to Financial Statements (continued)
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
As of July 31, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$313,204,348
Gross unrealized:
Appreciation	$ 59,683,526
Depreciation	(4,351,379)
Net unrealized appreciation (depreciation) of investments	$ 55,332,147
Permanent differences, primarily due to foreign currency transactions and investments in passive foreign investment companies, resulted in reclassifications among the Fund's components of net assets as of July 31, 2017, the Fund's tax year end, as follows:

Capital paid-in	$ 2
Undistributed (Over-distribution of) net investment income	522,305
Accumulated net realized gain (loss)	(522,307)
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2017, the Fund's tax year end, were as follows:

Undistributed net ordinary income[1]	$1,131,958
Undistributed net long-term capital gains	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Fund's tax years ended July 31, 2017 and July 31, 2016, was designated for purposes of the dividends paid deduction as follows:
2017
Distributions from net ordinary income[1]	$ —
Distributions from net long-term capital gains	—

2016
Distributions from net ordinary income[1]	$5,245,149
Distributions from net long-term capital gains	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of July 31, 2017, the Fund's tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward - not subject to expiration	$22,530,453
During the Fund's tax year ended July 31, 2017, the Fund utilized $25,624,939 of its capital loss carryforward.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual Fund-level fee, payable monthly, is calculated according to the following schedule:
Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
34      NUVEEN

Average Daily Net Assets	Fund-Level Fee
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750
NUVEEN      35

Notes to Financial Statements (continued)
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2017, the complex-level fee rate for the Fund was 0.1814%.
The Adviser has agreed to waive fees and/or reimburse expenses through November 30, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% (1.45% after November 30, 2018) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 shares will be less than the expense limitation. The temporary expense limitation may be terminated or modified prior to November 30, 2018 only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$50,761
Paid to financial intermediaries (Unaudited)	45,579
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$26,052
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$22,831
The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained (Unaudited)	$3,205
36      NUVEEN

8.  Borrowing Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.
The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.
9.  New Accounting Pronouncements
Amendments to Regulation S-X
In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.
10.  Subsequent Events
Management Fees
During May 2017, the Board approved a change to the Fund’s annual Fund-level management fee schedule, which will become effective on August 1, 2017.
Effective August 1, 2017 the annual Fund-level fee, payable monthly, will be calculated according to the following schedule:
Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For the next $2.5 billion	0.4500
For the next $2.5 billion	0.4375
For net assets $10 billion and greater	0.4250
NUVEEN      37

Additional
Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
Boston Financial
Data Services, Inc.
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
38      NUVEEN

Glossary of Terms
Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Assets Value (NAV) per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
NUVEEN      39

Annual Investment Management Agreement
Approval Process (Unaudited)
The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Fund, including the performance of Nuveen Fund Advisors, LLC, the Fund’s investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Fund’s sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the Fund following commencement of its operations, the Board is required to consider annually whether to renew the management agreement with the Adviser (the “Investment Management Agreement”) and the sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.
The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Fund and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.
In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, the Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
As part of its annual review, the Board met at the April Meeting to review the investment performance of the Fund and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the
40      NUVEEN

sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.
The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Fund. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.
In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds, including the Fund, to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds, including the Fund which reduced its management fee and temporary expense cap; (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).
In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.
Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Fund. The Sub-Adviser generally provided portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.
B. The Investment Performance of the Fund and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and a recognized or customized benchmark (i.e., generally a benchmark derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.
In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the Fund’s performance.
NUVEEN      41

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.
The Board noted that although the Fund ranked in the first quartile in its Performance Peer Group in the longer five-year period and outperformed its benchmark during this period, the Fund had experienced periods of challenged relative performance ranking in the fourth quartile in its Performance Peer Group and underperforming its benchmark in the shorter one- and three-year periods. The Board considered the factors that detracted from the Fund’s performance, including primarily the significant overweight in stocks with certain momentum characteristics as well as the stock selection amongst sectors and the Fund’s investments in China and South Korea. The Board recognized the Fund’s performance rebounded in the first quarter of 2017 ranking in the second quartile against its Performance Peer Group and outperforming its benchmark during such period. The Board will continue to monitor this Fund closely.
C. Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed and considered, among other things, the gross management fee and, after taking into effect any expense limitation arrangement and/or fee waivers, the net management fee paid by the Fund. The Board further considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in the Fund as it directly reflected the costs of investing in the Fund.
In addition, the Board reviewed the Broadridge Report comparing, in relevant part, the Fund’s gross and net advisory fees and net total expense ratio with those of its Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.
The Independent Board Members noted that the Fund had a net management fee and a net expense ratio below the respective average of its Peer Group.
In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recognized that the fund-level breakpoint schedules of the open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow.
Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
42      NUVEEN

2. Comparisons with the Fees of Other Clients
The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub advised by the Sub-Adviser, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advises certain ETFs sponsored by Nuveen.
In reviewing the fee rates assessed to other clients, the Board reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.
The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.
The Independent Board Members noted that the sub-advisory fee paid by the Adviser to the Sub-Adviser, however, was generally for portfolio management services. The Board noted such sub-advisory fee was more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.
Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Board concluded that such facts justify the different levels of fees.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.
Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.
NUVEEN      43

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as the Fund grows and the extent to which these economies were shared with the Fund and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows.
The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Fund through its temporary and permanent expense caps. The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.
In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.
In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.
44      NUVEEN

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.
NUVEEN      45

Trustees
and Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	176
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	176
46      NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	176
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	176
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	176
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	176
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	176
NUVEEN      47

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	176
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	176
Robert L. Young(3) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	174

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(2)(4) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer, formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (since October 2016), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	176

48      NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	92
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	177
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	177
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	177
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	177
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	177
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016) of Nuveen Commodities Asset Management, LLC, formerly Assistant Secretary (2010-2016).	177
NUVEEN      49

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004- 2010).	177
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	177
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	177
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	177
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	177
(1)     Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)     On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)     On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(4)     “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(5)     Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
50      NUVEEN

Notes
NUVEEN      51

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mf
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
MAN-IGF-0717P258851-INV-Y-09/18

Mutual Funds
Nuveen Equity Funds

Annual Report July 31, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Winslow Large-Cap Growth Fund	NWCAX	NWCCX	NWCRX	NWCFX	NVLIX

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or

Table
of Contents

NUVEEN      3

Chairman’s Letter
to Shareholders
Dear Shareholders,
Some of the key assumptions driving the markets higher at the beginning of 2017 have recently come into question. Following the collapse of the health care reform bill in the Senate, investors are concerned about President Trump’s ability to accomplish the remainder of his pro-growth fiscal agenda, including tax reform and large infrastructure projects. Economic growth projections, in turn, have been lowered and with inflation recently waning, the markets are expecting fewer rate hikes from the Federal Reserve (Fed) than the Fed itself had predicted. Yet, asset prices continued to rise.
Investors have largely looked beyond policy disappointments and focused instead on the healthy profits reported by U.S. companies during the first two quarters of 2017. U.S. growth has remained slow and steady, European growth has surprised to the upside and concern that China would decelerate too rapidly has eased, further contributing to an optimistic tone in the markets. Additionally, political risk in Europe has moderated, with the election of mainstream candidates in the Dutch and French elections earlier this year.
The remainder of the year could bring challenges to this benign macro environment. The U.S. government voted to temporarily increase the nation’s debt limit, but the debate will resume again in December when the current extension of the debt limit expires. In addition, the need for disaster relief and recovery following Hurricanes Harvey and Irma has further muddied the outlook on the White House’s promised agenda. Markets will be watching the “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks while assessing the implications for key trade and political partnerships. A tightening of financial conditions in China or a more aggressive-than-expected policy action from the Fed, European Central Bank or Bank of Japan could also turn into headwinds. On the geopolitical front, tensions with North Korea may continue to flare.
Market volatility readings have been remarkably low lately, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
September 20, 2017

4      NUVEEN

Portfolio Manager's
Comments
Nuveen Winslow Large-Cap Growth Fund
This Fund is available for investment only for “traditional institutional investors” such as (a) Taft-Hartley plans, endowments and foundations, public and corporate plans and qualified institutional buyers, and (b) other institutional investors with an initial purchase of at least $5 million, and to defined contribution plans in the form of Class A, R3 and R6 Shares. Class A, Class C and Class I Shares are also available to retail customers of certain broker-dealers.
The Nuveen Winslow Large-Cap Growth Fund features portfolio management by Winslow Capital Management, LLC (Winslow Capital), an affiliate of Nuveen, LLC. The Fund’s portfolio is managed by Justin H. Kelly, CFA, and Patrick M. Burton, CFA.
Effective January 31, 2017, the Fund is no longer accepting purchases of its Class R6 shares from new investors, except as described in the Fund’s prospectus.
Effective December 31, 2016, Clark Winslow is no longer a portfolio manager on the Nuveen Winslow Large-Cap Growth Fund.
Here they discuss their management strategies and the performance of the Fund during the twelve-month reporting period ended July 31, 2017.
What factors affected the U.S. economy, domestic and global markets during the twelve-month reporting period ended July 31, 2017?
During the twelve-month reporting period, the U.S. economy continued to grow moderately, now ranking the current expansion as the third-longest since World War II, according to the National Bureau of Economic Research. The second half of 2016 saw a short-term boost in economic activity, driven by a one-time jump in exports during the third quarter, but the economy resumed a below-trend pace in the fourth quarter of 2016 and first quarter of 2017. The Bureau of Economic Analysis reported an annual growth rate of 3.0% for the U.S. economy in the second quarter of 2017, as measured by the “second” estimate of real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Growth in the second quarter was boosted by stronger consumer spending and business investment, which helped offset weaker government spending. By comparison, the annual GDP growth rate in the first quarter of 2017 was 1.2%.
Despite the slowdown in early 2017, other data pointed to positive momentum. The labor market continued to tighten, inflation ticked higher, and consumer and business confidence surveys reflected optimism about the economy’s prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.3% in July 2017 from 4.9% in July 2016 and job gains averaged around 181,000 per month for the past twelve months. Higher oil prices helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 1.7% over the twelve-month reporting period ended July 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.8% annual gain in June 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.9% and 5.7%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
NUVEEN      5

Portfolio Manager's Comments (continued)
The U.S. economic outlook struck a more optimistic tone, prompting the Fed’s policy making committee to raise its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets and, while the Fed acknowledged in its June 2017 statement that inflation has remained unexpectedly low, an additional increase is anticipated later in 2017 as the Fed seeks to gradually “normalize” interest rates. Also after the June 2017 meeting, the Fed revealed its plan to begin shrinking its balance sheets by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The timing of this is less certain, however, as it depends on whether the economy performs in line with the Fed’s expectations. As expected, the Fed left rates unchanged at its July 2017 meeting.
Politics also dominated the headlines in this reporting period with two major electoral surprises: the U.K.’s vote to leave the European Union and Donald Trump’s win in the U.S. presidential race. Market volatility increased as markets digested the initial shocks, but generally recovered and, in the case of the “Trump rally,” U.S. equities saw significant gains. Investors also closely watched elections across Europe. To the markets’ relief, more mainstream candidates were elected in the Dutch and French elections in the spring of 2017. However, Britain’s June 2017 snap election unexpectedly overturned the Conservative Party’s majority in Parliament, which increased uncertainties about the Brexit negotiation process. Additionally, in the U.S., legislative delays with health care reform dimmed the prospects for President Trump’s tax cuts and other fiscal stimulus, while investors braced for a showdown in Congress over increasing the nation’s debt limit. Toward the end of the reporting period, escalating tensions between the U.S. and North Korea led to some near-term volatility in global equity shares to the benefit of perceived safe-haven assets such as gold, U.S. Treasury bonds and Japanese yen.
Earlier in the reporting period, macroeconomic uncertainty driven by the economic trouble in emerging economies, falling commodity prices, uncertainty around the Fed’s hiking cycle, culminating with the November 2016 U.S. election all contributed to the significant volatility in both equity and credit markets. The Russell 1000® Growth Index generated total return of 18.05% and global equities performed equally as well returning 18.21% as measured by the MSCI World Index.
How did the Fund perform during the twelve-month reporting period ended July 31, 2017?
The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the one-year, five-year and since inception periods ended July 31, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the Russell 1000® Growth Index and the Lipper classification average. A more detailed account of the Fund’s performance is provided later in this report.
What strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2017 and how did these strategies influence performance?
The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. In assembling the Fund’s portfolio, we believe that investing in companies with above-average earnings growth potential provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in our investment process, assessing actual valuations relative to our estimated earnings or cash flow growth rate for an issue is also important in selecting a stock. We focus on companies that we believe can deliver attractive future annual earnings growth with rising return on invested capital and positive cash flow.
Our investment philosophy is grounded in fundamental research. We select stocks using a bottom-up approach and position our portfolio decision-makers as close as possible to the source of fundamental information, whether that source is from within the company, its suppliers or competitors.
The markets during 2016 were focused on yield and value and as a result our work concluded that certain high growth companies began 2017 as cheap as they had been on a relative basis in nearly 40 years. To take advantage of this opportunity, we positioned the Fund’s portfolio toward higher growth companies in the newer, faster and consistent growth categories and were relatively underweight holdings in the quality cyclical growth category. The positioning served the portfolio well with the Fund generating strong absolute and relative performance for the reporting period.
Performance was led by overweighting and stock selection in the information technology sector. In addition, the Fund was underweight those sectors that were largely composed of stocks considered as bond surrogates where we modeled certain of these stocks as excessively valued. In 2016, global interest rates achieved historic lows, however, our work concluded that globally synchronized
6      NUVEEN

Quantitative Easing would end and anticipated a marked shift among central bankers. The Fund was underweight the higher yielding sectors such as consumer staples, real estate and telecommunication services and this positioning meaningfully added to relative performance. These sectors lagged the performance of the Russell 1000® Growth Index during the reporting period and therefore, the underweighting was beneficial.
Moderately offsetting the robust results for the reporting period was performance in the health care and industrials sectors. Within health care, uncertainty with respect to the repeal and replacement of the Affordable Care Act has made stock selection in the sector more challenging. For the industrials sector, stock selection was also the primary detractor. Nielsen Holdings declined after reporting surprisingly disappointing results. Approximately half of Kansas City Southern volumes relate to trade with Mexico and the stock declined post-election. We have sold our holdings in both Nielsen Holdings and Kansas City Southern.
Several individual holdings contributed to performance. Chinese internet company Alibaba Group Holding Limited’s stock experienced robust performance with the recognition of the company as a formidable global ecommerce giant. Alibaba recently increased guidance for the 2018 fiscal year to 45-49% revenue growth versus expectations of mid-30%. Charter Communications, Inc. was also a strong performer for the reporting period. The large cable and broadband provider is benefitting from greater than expected synergies associated with the Time Warner Cable and Brighthouse acquisitions. Broadcom Limited was the third best performance contributor during the reporting period. The semi-conductor company is well positioned for above industry growth driven by wireless phone data demand and its status as a strong supplier for the upcoming iPhone launch by Apple, Inc.
Several individual positions detracted from performance. Despite Apple, Inc. being a large holding in the portfolio, Apple was the most significant detractor to relative performance as we were modestly underweight this strong performing stock and large benchmark holding. Thrift retailer, Dollar Tree Stores Inc., was also a detractor. We have since exited our position given overall concerns with the retail landscape shifting to online and with the synergies of the Family Dollar acquisition performing below our previous modeling. Regeneron Pharmaceuticals, Inc., also detracted given the timing of our sale of the holding. The stock was sold as our research concluded the clinical data for a Novartis drug would compete with Regeneron’s key drug, Eylea. Thus far, the market has been less concerned given the Novartis launch is still months away.
NUVEEN      7

Risk
Considerations
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as currency, growth stock, and large cap stock risks, are described in detail in the Fund’s prospectus.
8      NUVEEN

Fund Performance
and Expense Ratios
The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursement, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
NUVEEN      9

Fund Performance and Expense Ratios (continued)
Nuveen Winslow Large-Cap Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of July 31, 2017
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	19.08%	14.71%	15.38%
Class A Shares at maximum Offering Price	12.24%	13.36%	14.55%
Russell 1000® Growth Index	18.05%	15.60%	16.90%
Lipper Large-Cap Growth Funds Classification Average	17.87%	14.71%	15.42%
Class C Shares	18.21%	13.85%	14.51%
Class R3 Shares	18.78%	14.42%	15.09%
Class R6 Shares	19.59%	N/A	14.58%
Class I Shares	19.39%	14.99%	15.66%
Average Annual Total Returns as of June 30, 2017 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	20.99%	13.97%	15.09%
Class A Shares at maximum Offering Price	14.03%	12.63%	14.25%
Class C Shares	20.05%	13.12%	14.22%
Class R3 Shares	20.67%	13.69%	14.80%
Class R6 Shares	21.49%	N/A	14.01%
Class I Shares	21.28%	14.26%	15.37%
Since inception returns for Class A, C, R3, and I Shares, and for the comparative index and Lipper classification average, are from 5/19/09. Since inception returns for Class R6 Shares are from 3/25/13. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
10      NUVEEN

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.15%	1.89%	1.40%	0.74%	0.89%
Net Expense Ratios	0.98%	1.73%	1.23%	0.58%	0.73%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through November 30, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% (1.25% after November 30, 2017) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. The expense limitation expiring November 30, 2017, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
Growth of an Assumed $10,000 Investment as of July 31, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
NUVEEN      11

Holding
Summaries as of July 31, 2017
This data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Winslow Large-Cap Growth Fund
Fund Allocation (% of net assets)
Common Stocks	99.1%
Repurchase Agreements	1.2%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%
Portfolio Composition (% of net assets)
Internet Software & Services	12.6%
Software	12.2%
Internet & Direct Marketing Retail	10.2%
IT Services	9.7%
Semiconductors & Semiconductor Equipment	4.8%
Health Care Equipment & Supplies	4.7%
Technology Hardware, Storage & Peripherals	4.2%
Biotechnology	3.5%
Aerospace & Defense	3.5%
Health Care Providers & Services	3.2%
Life Sciences Tools & Services	3.1%
Pharmaceuticals	2.7%
Media	2.6%
Chemicals	2.3%
Other	19.8%
Repurchase Agreements	1.2%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Amazon.com, Inc.	4.7%
Apple, Inc.	4.2%
Visa Inc.	4.2%
Facebook Inc., Class A Shares	4.1%
Microsoft Corporation	3.5%
12       NUVEEN

Expense
Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2017.
The beginning of the period is February 1, 2017.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Winslow Large-Cap Growth Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,161.10	$1,156.70	$1,159.60	$1,163.60	$1,162.60
Expenses Incurred During the Period	$ 5.25	$ 9.25	$ 6.59	$ 3.06	$ 3.91
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.93	$1,016.22	$1,018.70	$1,021.97	$1,021.17
Expenses Incurred During the Period	$ 4.91	$ 8.65	$ 6.16	$ 2.86	$ 3.66
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.98%, 1.73%, 1.23%, 0.57% and 0.73% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
NUVEEN      13

Report of
Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Investment Trust II
and Shareholders of Nuveen Winslow Large-Cap Growth Fund:
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Winslow Large-Cap Growth Fund (a portfolio of Nuveen Investment Trust II, hereafter referred to as the “Fund”) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Chicago, IL
September 27, 2017
14      NUVEEN

Nuveen Winslow Large-Cap Growth Fund
Portfolio of Investments	July 31, 2017
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.1%
	COMMON STOCKS – 99.1%
	Aerospace & Defense – 3.5%
40,800	General Dynamics Corporation	$8,010,264
24,200	Northrop Grumman Corporation	6,367,746
53,050	Raytheon Company	9,112,398
	Total Aerospace & Defense	23,490,408
	Air Freight & Logistics – 0.9%
28,700	FedEx Corporation	5,970,461
	Airlines – 2.2%
129,300	Delta Air Lines, Inc.	6,382,248
145,100	Southwest Airlines Co.	8,054,501
	Total Airlines	14,436,749
	Automobiles – 0.6%
37,900	Ferrari NV	3,986,701
	Banks – 1.2%
85,600	JPMorgan Chase & Co.	7,858,080
	Biotechnology – 3.5%
24,700	Biogen Inc., (2)	7,152,873
120,690	Celgene Corporation, (2)	16,342,633
	Total Biotechnology	23,495,506
	Capital Markets – 2.3%
127,900	Intercontinental Exchange Group, Inc.	8,532,209
54,250	Moody's Corporation	7,140,928
	Total Capital Markets	15,673,137
	Chemicals – 2.3%
48,800	Ecolab Inc.	6,425,496
26,510	Sherwin-Williams Company	8,941,028
	Total Chemicals	15,366,524
	Equity Real Estate Investment Trust – 1.8%
86,700	American Tower Corporation, REIT	11,819,811
	Health Care Equipment & Supplies – 4.7%
39,900	Becton, Dickinson and Company	8,035,860
405,200	Boston Scientific Corporation, (2)	10,786,424
54,800	DexCom, Inc., (2)	3,650,228
NUVEEN      15

Nuveen Winslow Large-Cap Growth Fund (continued)
Portfolio of Investments	July 31, 2017
Shares	Description (1)	Value
	Health Care Equipment & Supplies (continued)
75,455	Edwards Lifesciences Corporation, (2)	$ 8,690,907
	Total Health Care Equipment & Supplies	31,163,419
	Health Care Providers & Services – 3.2%
110,400	UnitedHealth Group Incorporated	21,175,824
	Hotels, Restaurants & Leisure – 2.2%
135,900	Hilton Worldwide Holdings Inc.	8,497,827
121,780	Starbucks Corporation	6,573,684
	Total Hotels, Restaurants & Leisure	15,071,511
	Industrial Conglomerates – 1.8%
88,000	Honeywell International Inc.	11,978,560
	Internet & Direct Marketing Retail – 10.2%
31,960	Amazon.com, Inc., (2)	31,569,449
132,400	CTRIP.com, ADR, (2)	7,908,252
51,750	Expedia, Inc.	8,097,322
37,800	NetFlix.com Inc., (2)	6,866,748
6,610	Priceline Group Incorporated, (2)	13,408,385
	Total Internet & Direct Marketing Retail	67,850,156
	Internet Software & Services – 12.6%
101,800	Alibaba Group Holding Limited, ADR, (2)	15,773,910
17,320	Alphabet Inc., Class A, (2)	16,376,060
18,960	Alphabet Inc., Class C Shares, (2)	17,642,280
26,570	CoStar Group, Inc., (2)	7,321,364
160,950	Facebook Inc., Class A Shares, (2)	27,240,787
	Total Internet Software & Services	84,354,401
	IT Services – 9.7%
80,850	Fidelity National Information Services	7,375,137
57,350	Fiserv, Inc., (2)	7,369,475
107,500	MasterCard, Inc.	13,738,500
145,400	PayPal Holdings, Inc., (2)	8,513,170
279,300	Visa Inc.	27,807,108
	Total IT Services	64,803,390
	Life Sciences Tools & Services – 3.1%
42,000	Illumina Inc., (2)	7,301,700
77,900	Thermo Fisher Scientific, Inc.	13,673,787
	Total Life Sciences Tools & Services	20,975,487
	Machinery – 1.0%
105,250	Fortive Corporation	6,813,885
	Media – 2.6%
53,400	Altice USA Inc., (2)	1,785,696
15,400	Charter Communications, Inc., Class A, (2)	6,035,414
16      NUVEEN

Shares	Description (1)	Value
	Media (continued)
236,300	Comcast Corporation, Class A	$ 9,558,335
	Total Media	17,379,445
	Oil, Gas & Consumable Fuels – 1.2%
83,670	Diamondback Energy, (2)	8,022,280
	Pharmaceuticals – 2.7%
77,800	Eli Lilly and Company	6,430,948
182,600	Zoetis Incorporated	11,416,152
	Total Pharmaceuticals	17,847,100
	Road & Rail – 1.1%
74,300	Union Pacific Corporation	7,649,928
	Semiconductors & Semiconductor Equipment – 4.8%
49,200	ASML Lithography Holding NV	7,396,236
45,000	Broadcom Limited	11,099,700
43,500	NVIDIA Corporation	7,069,185
59,500	Skyworks Solutions Inc.	6,239,765
	Total Semiconductors & Semiconductor Equipment	31,804,886
	Software – 12.2%
49,200	Adobe Systems Incorporated, (2)	7,207,308
58,500	Electronic Arts Inc., (2)	6,829,290
58,100	Intuit, Inc.	7,971,901
324,700	Microsoft Corporation	23,605,690
213,300	Salesforce.com, Inc., (2)	19,367,640
84,900	ServiceNow Inc., (2)	9,377,205
117,800	Splunk Inc., (2)	7,069,178
	Total Software	81,428,212
	Specialty Retail – 1.6%
70,150	Home Depot, Inc.	10,494,440
	Technology Hardware, Storage & Peripherals – 4.2%
187,875	Apple, Inc.	27,942,649
	Textiles, Apparel & Luxury Goods – 1.9%
218,200	Nike, Inc., Class B	12,884,710
	Total Long-Term Investments (cost $409,759,557)	661,737,660

NUVEEN      17

Nuveen Winslow Large-Cap Growth Fund (continued)
Portfolio of Investments	July 31, 2017
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.2%
	REPURCHASE AGREEMENTS – 1.2%
$ 7,729	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/17, repurchase price $7,729,138, collateralized by $7,805,000 U.S. Treasury Notes, 2.125%, due 3/31/24, value $7,887,553	0.120%	8/01/17	$ 7,729,112
	Total Short-Term Investments (cost $7,729,112)			7,729,112
	Total Investments (cost $417,488,669) – 100.3%			669,466,772
	Other Assets Less Liabilities – (0.3)%			(1,850,728)
	Net Assets – 100%			$ 667,616,044
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.
18      NUVEEN

Statement of
Assets and Liabilities
July 31, 2017

Assets
Long-term investments, at value (cost $409,759,557)	$661,737,660
Short-term investments, at value (cost approximates value)	7,729,112
Receivable for:
Dividends	128,914
Investments sold	6,376,405
Shares sold	1,002,126
Other assets	108,831
Total assets	677,083,048
Liabilities
Payable for:
Investments purchased	7,784,740
Shares redeemed	822,057
Accrued expenses:
Management fees	305,169
Trustees fees	66,016
12b-1 distribution and service fees	5,227
Other	483,795
Total liabilities	9,467,004
Net assets	$667,616,044
Class A Shares
Net assets	$ 17,526,101
Shares outstanding	430,277
Net asset value ("NAV") per share	$ 40.73
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 43.21
Class C Shares
Net assets	$ 1,556,938
Shares outstanding	41,773
NAV and offering price per share	$ 37.27
Class R3 Shares
Net assets	$ 473,510
Shares outstanding	11,958
NAV and offering price per share	$ 39.60
Class R6 Shares
Net assets	$ 63,064,919
Shares outstanding	1,497,436
NAV and offering price per share	$ 42.12
Class I Shares
Net assets	$584,994,576
Shares outstanding	14,007,599
NAV and offering price per share	$ 41.76
Net assets consist of:
Capital paid-in	$351,668,851
Undistributed (Over-distribution of) net investment income	803,604
Accumulated net realized gain (loss)	63,165,486
Net unrealized appreciation (depreciation)	251,978,103
Net assets	$667,616,044
Authorized shares – per class	Unlimited
Par value per share	$ 0.01
See accompanying notes to financial statements.
NUVEEN      19

Statement of
Operations
Year Ended July 31, 2017

Investment Income	$ 5,993,916
Expenses
Management fees	4,785,936
12b-1 service fees - Class A Shares	45,480
12b-1 distibution and service fees - Class C Shares	16,597
12b-1 distibution and service fees - Class R3 Shares	9,123
Shareholder servicing agent fees	1,078,058
Custodian fees	63,028
Trustees fees	39,358
Professional fees	57,534
Shareholder reporting expenses	68,586
Federal and state registration fees	78,665
Other	30,071
Total expenses before fee waiver/expense reimbursement	6,272,436
Fee waiver/expense reimbursement	(1,214,933)
Net expenses	5,057,503
Net investment income (loss)	936,413
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	86,687,410
Change in net unrealized appreciation (depreciation) of investments	25,007,693
Net realized and unrealized gain (loss)	111,695,103
Net increase (decrease) in net assets from operations	$112,631,516
See accompanying notes to financial statements.
20      NUVEEN

Statement of
Changes in Net Assets

	Year Ended 7/31/17	Year Ended 7/31/16
Operations
Net investment income (loss)	$ 936,413	$ 424,339
Net realized gain (loss) from investments	86,687,410	133,893,261
Change in net unrealized appreciation (depreciation) of investments	25,007,693	(172,855,253)
Net increase (decrease) in net assets from operations	112,631,516	(38,537,653)
Distributions to Shareholders
From net investment income:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	(48,508)	(6,089)
Class I Shares	(531,719)	(103,328)
From accumulated net realized gains:
Class A Shares	(2,488,210)	(4,130,048)
Class C Shares	(258,926)	(317,684)
Class R3 Shares	(319,882)	(356,339)
Class R6 Shares	(8,173,339)	(6,833,327)
Class I Shares	(89,429,318)	(116,911,328)
Decrease in net assets from distributions to shareholders	(101,249,902)	(128,658,143)
Fund Share Transactions
Proceeds from sale of shares	137,250,213	118,773,544
Proceeds from shares issued to shareholders due to reinvestment of distributions	99,272,987	125,967,973
	236,523,200	244,741,517
Cost of shares redeemed	(361,543,189)	(476,638,782)
Net increase (decrease) in net assets from Fund share transactions	(125,019,989)	(231,897,265)
Net increase (decrease) in net assets	(113,638,375)	(399,093,061)
Net assets at the beginning of period	781,254,419	1,180,347,480
Net assets at the end of period	$ 667,616,044	$ 781,254,419
Undistributed (Over-distribution of) net investment income at the end of period	$ 803,604	$ 447,418
See accompanying notes to financial statements.
NUVEEN      21

Financial
Highlights
Winslow Large-Cap Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/09)
2017	$40.08	$(0.04)	$ 6.49	$ 6.45	$ —	$(5.80)	$(5.80)	$40.73
2016	47.26	(0.08)	(0.93)	(1.01)	—	(6.17)	(6.17)	40.08
2015	44.39	(0.11)	7.60	7.49	—	(4.62)	(4.62)	47.26
2014	39.38	(0.13)	7.34	7.21	(0.05)	(2.15)	(2.20)	44.39
2013	32.40	0.02	6.96	6.98	—	—	—	39.38
Class C (05/09)
2017	37.42	(0.31)	5.96	5.65	—	(5.80)	(5.80)	37.27
2016	44.86	(0.36)	(0.91)	(1.27)	—	(6.17)	(6.17)	37.42
2015	42.66	(0.43)	7.25	6.82	—	(4.62)	(4.62)	44.86
2014	38.15	(0.42)	7.08	6.66	—	(2.15)	(2.15)	42.66
2013	31.62	(0.24)	6.77	6.53	—	—	—	38.15
Class R3 (05/09)
2017	39.22	(0.14)	6.32	6.18	—	(5.80)	(5.80)	39.60
2016	46.49	(0.18)	(0.92)	(1.10)	—	(6.17)	(6.17)	39.22
2015	43.84	(0.22)	7.49	7.27	—	(4.62)	(4.62)	46.49
2014	38.97	(0.21)	7.23	7.02	—	(2.15)	(2.15)	43.84
2013	32.14	(0.09)	6.92	6.83	—	—	—	38.97
Class R6 (03/13)
2017	41.11	0.11	6.73	6.84	(0.03)	(5.80)	(5.83)	42.12
2016	48.15	0.09	(0.96)	(0.87)	—**	(6.17)	(6.17)	41.11
2015	44.96	0.08	7.73	7.81	—	(4.62)	(4.62)	48.15
2014	39.81	0.04	7.41	7.45	(0.15)	(2.15)	(2.30)	44.96
2013(e)	36.55	0.01	3.25	3.26	—	—	—	39.81
Class I (05/09)
2017	40.88	0.05	6.66	6.71	(0.03)	(5.80)	(5.83)	41.76
2016	47.98	0.02	(0.95)	(0.93)	—**	(6.17)	(6.17)	40.88
2015	44.89	0.01	7.70	7.71	—	(4.62)	(4.62)	47.98
2014	39.79	(0.01)	7.41	7.40	(0.15)	(2.15)	(2.30)	44.89
2013	32.66	0.12	7.01	7.13	—	—	—	39.79
22      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

19.08%	$ 17,526	1.16%	(0.29)%	0.98%	(0.12)%	65%
(2.08)	21,065	1.15	(0.37)	0.98	(0.21)	88
18.11	30,763	1.16	(0.38)	1.01	(0.24)	64
18.64	30,506	1.15	(0.41)	1.03	(0.29)	69
21.54	11,117	1.12	0.04	1.10	0.06	84

18.21	1,557	1.91	(1.04)	1.73	(0.87)	65
(2.82)	1,852	1.89	(1.11)	1.73	(0.95)	88
17.22	2,222	1.90	(1.13)	1.76	(0.99)	64
17.74	2,052	1.90	(1.14)	1.78	(1.02)	69
20.65	1,413	1.87	(0.72)	1.85	(0.69)	84

18.78	474	1.41	(0.55)	1.23	(0.38)	65
(2.31)	2,276	1.40	(0.61)	1.23	(0.45)	88
17.79	2,626	1.40	(0.64)	1.26	(0.49)	64
18.33	2,216	1.39	(0.61)	1.28	(0.51)	69
21.25	3,413	1.38	(0.29)	1.35	(0.27)	84

19.59	63,065	0.74	0.11	0.57	0.29	65
(1.69)	48,757	0.74	0.05	0.58	0.21	88
18.59	53,851	0.74	0.02	0.59	0.17	64
19.07	31,940	0.74	0.02	0.66	0.10	69
8.92	24,151	0.76*	0.05*	0.76*	0.05*	84

19.39	584,995	0.91	(0.04)	0.73	0.13	65
(1.83)	707,304	0.89	(0.11)	0.73	0.05	88
18.39	1,090,885	0.91	(0.14)	0.76	0.01	64
18.94	1,175,078	0.90	(0.13)	0.78	(0.01)	69
21.83	1,135,304	0.87	0.30	0.85	0.32	84
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period March 25, 2013 (commencement of operations) through July 31, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.
See accompanying notes to financial statements.
NUVEEN      23

Notes to
Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Winslow Large-Cap Growth Fund, (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Fund is July 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2017 (the "current fiscal period”).
Investment Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Winslow Capital Management, LLC (the “Sub-Adviser”), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolio of the Fund.
Investment Objective
The Fund’s investment objective is to provide long-term capital appreciation.
The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statement in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
24      NUVEEN

Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund's Board of Trustees ("the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3  –  Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
NUVEEN      25

Notes to Financial Statements (continued)
Level 3  – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service ("pricing service") is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:
	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$661,737,660	$ —	$ —	$661,737,660
Short-Term Investments:
Repurchase Agreements	—	7,729,112	—	7,729,112
Total	$661,737,660	$7,729,112	$ —	$669,466,772

*	Refer to the Fund's Portfolio of Investments for industry classifications.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund's pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing service for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
26      NUVEEN

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$7,729,112	$(7,729,112)	$ —
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
NUVEEN      27

Notes to Financial Statements (continued)
4.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 7/31/17		Year Ended 7/31/16
	Shares	Amount	Shares	Amount
Shares sold:
Class A	92,618	$ 3,341,591	176,901	$ 7,444,831
Class C	2,503	90,851	7,053	268,476
Class R3	3,792	139,599	11,078	443,737
Class R6	425,408	17,004,063	509,615	19,779,121
Class I	3,007,303	116,674,109	2,175,024	90,837,379
Shares issued to shareholders due to reinvestment of distributions:
Class A	36,845	1,243,511	69,365	2,763,491
Class C	8,270	256,622	8,441	315,537
Class R3	9,732	319,882	9,125	356,339
Class R6	236,000	8,221,847	167,754	6,839,416
Class I	2,580,541	89,231,125	2,850,963	115,693,190
	6,403,012	236,523,200	5,985,319	244,741,517
Shares redeemed:
Class A	(224,785)	(8,556,216)	(371,553)	(14,812,536)
Class C	(18,492)	(645,632)	(15,539)	(556,071)
Class R3	(59,609)	(2,238,333)	(18,650)	(707,307)
Class R6	(349,879)	(13,670,798)	(609,931)	(24,350,615)
Class I	(8,881,325)	(336,432,210)	(10,461,768)	(436,212,253)
	(9,534,090)	(361,543,189)	(11,477,441)	(476,638,782)
Net increase (decrease)	(3,131,078)	$(125,019,989)	(5,492,122)	$(231,897,265)
5.  Investment Transactions
Long-term purchases and sales during the current fiscal period aggregated aggregated $444,612,758 and $667,029,040, respectively.
6.  Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.
As of July 31, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$419,940,738
Gross unrealized:
Appreciation	$252,954,863
Depreciation	(3,428,829)
Net unrealized appreciation (depreciation) of investments	$249,526,034
28      NUVEEN

Permanent differences, primarily due to tax equalization, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2017, the Fund's tax year end, as follows:

Capital paid-in	$ 11,084,222
Undistributed (Over-distribution of) net investment income	—
Accumulated net realized gain (loss)	(11,084,222)
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2017, the Fund's tax year end, were as follows:

Undistributed net ordinary income[1]	$12,308,491
Undistributed net long-term capital gains	54,112,668

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Fund's tax years ended July 31, 2017 and July 31, 2016, was designated for purposes of the dividends paid deduction as follows:
2017
Distributions from net ordinary income[1]	$ 5,650,422
Distributions from net long-term capital gains	95,599,480

2016
Distributions from net ordinary income[1]	$ 5,550,950
Distributions from net long-term capital gains	123,107,193

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual Fund-level fee, payable monthly, is calculated according to the following schedule:
Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $2 billion	0.4750
NUVEEN      29

Notes to Financial Statements (continued)
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2017, the complex-level fee rate for the Fund was 0.1602%.
The Adviser has agreed to waive fees and/or reimburse expenses through November 30, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% (1.25% after November 30, 2017) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring November 30, 2017 may be terminated or modified prior to that date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$6,697
Paid to financial intermediaries (Unaudited)	5,837
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$228
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$470
The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained (Unaudited)	$39
30      NUVEEN

8.  Borrowing Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.
The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.
9.  New Accounting Pronouncements
Amendments to Regulation S-X
In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.
10.  Subsequent Events
Management Fees
During May 2017, the Board approved a change to the Fund’s annual Fund-level management fee schedule, which will become effective on August 1, 2017.
Effective August 1, 2017 the annual Fund-level fee, payable monthly, will be calculated according to the following schedule:
Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For the next $2.5 billion	0.4500
For the next $2.5 billion	0.4375
For net assets $10 billion and greater	0.4250
NUVEEN      31

Additional
Fund Information (Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Winslow Capital Management, LLC
4720 IDS Tower
80 South Eighth Street
Minneapolis, MN 55402
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
Boston Financial
Data Services
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Distribution Information: The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% of QDI	100.0%
% of DRD	100.0%
Long-Term Capital Gain Distributions: The Fund hereby designates as a long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amounts shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended July 31, 2017:

Long-Term Capital Gain Dividends	106,683,702
Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
32      NUVEEN

Glossary of Terms
Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
NUVEEN      33

Annual Investment Management Agreement
Approval Process (Unaudited)
The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Fund, including the performance of Nuveen Fund Advisors, LLC, the Fund’s investment adviser (the “Adviser”), and Winslow Capital Management, LLC, the Fund’s sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the Fund following commencement of its operations, the Board is required to consider annually whether to renew the management agreement with the Adviser (the “Investment Management Agreement”) and the sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.
The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the sub-advisers and their investment teams. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Fund and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.
In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, the Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
As part of its annual review, the Board met at the April Meeting to review the investment performance of the Fund and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the
34      NUVEEN

sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.
The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Fund. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.
In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds; (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).
In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.
Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Fund. The Sub-Adviser generally provided portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen fund it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.
B. The Investment Performance of the Fund and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and a recognized or customized benchmark (i.e., generally a benchmark derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.
In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the Fund’s performance.
NUVEEN      35

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.
The Board noted that the Fund ranked in the fourth quartile in the one- and three-year periods and third quartile in the five-year period. The Fund also underperformed its benchmark in the one-, three- and five-year periods. The Board recognized the Fund had experienced periods of relative underperformance and discussed the factors that detracted from the Fund’s performance. The Board noted management indicated that quality growth stocks fared poorly during 2016 and this performance over the past calendar year negatively impacted the longer three- and five-year performance figures. The Board further considered that the Fund’s relative underperformance was also attributed to the outperformance of three factors to which the Fund is not generally exposed: dividend yield, value and the impact of passive investing. Accordingly, the Fund’s underweight to such factors created a headwind for performance. Stock selection in technology and consumer discretionary sectors as well as an overweight to health care detracted from relative results. The Independent Board Members considered that subsequent to the 2016 year-end, the market generally turned toward the growth style in early 2017 and as a result, the Fund ranked in the first quartile of its Performance Peer Group and outperformed its benchmark in the first quarter of 2017. The Board was satisfied with the Adviser’s explanation of the Fund’s performance and investment strategy and will continue to monitor this Fund closely.
C. Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed and considered, among other things, the gross management fee and, after taking into effect any expense limitation arrangement and/or fee waivers, the net management fee paid by the Fund. The Board further considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in the Fund as it directly reflected the costs of investing in the Fund.
In addition, the Board reviewed the Broadridge Report comparing, in relevant part, the Fund’s gross and net advisory fees and net total expense ratio with those of its Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.
The Independent Board Members noted that the Fund had a net management fee and a net expense ratio below the respective average of its Peer Group.
In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recognized that the fund-level breakpoint schedules of the open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow.
Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
36      NUVEEN

2. Comparisons with the Fees of Other Clients
The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by the Sub-Adviser, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advises certain ETFs sponsored by Nuveen.
In reviewing the fee rates assessed to other clients, the Board reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.
The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.
The Independent Board Members noted that the sub-advisory fee paid by the Adviser to the Sub-Adviser, however, was generally for portfolio management services. The Board noted such sub-advisory fee was more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.
Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Board concluded that such facts justify the different levels of fees.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.
Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.
NUVEEN      37

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as the Fund grows and the extent to which these economies were shared with the Fund and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows.
The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Fund through its temporary and permanent expense caps. The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.
In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.
In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.
38      NUVEEN

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.
NUVEEN      39

Trustees
and Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	176
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	176
40      NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	176
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	176
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	176
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	176
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	176
NUVEEN      41

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	176
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	176
Robert L. Young(3) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	174

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(2)(4) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer, formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (since October 2016), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	176

42      NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	92
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	177
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	177
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	177
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	177
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	177
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016) of Nuveen Commodities Asset Management, LLC, formerly Assistant Secretary (2010-2016).	177
NUVEEN      43

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004- 2010).	177
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	177
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	177
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	177
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	177
(1)     Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)     On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)     On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(4)     “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(5)     Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
44      NUVEEN

Notes
NUVEEN      45

Notes
46      NUVEEN

Notes
NUVEEN      47

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mf
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
MAN-WINSL-0717P258853-INV-Y-09/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended July 31, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	30,518	985	2,800	0
Nuveen Santa Barbara Global Dividend Growth Fund	18,108	985	2,845	0
Nuveen Santa Barbara International Dividend Growth Fund	17,841	985	2,800	0
Nuveen International Growth Fund	19,238	4,121	24,090	0
Nuveen Winslow Large-Cap Growth Fund	20,924	0	4,800	0

Total	$106,629	$7,076	$37,335	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara Global Dividend Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara International Dividend Growth Fund	0%	0%	0%	0%
Nuveen International Growth Fund	0%	0%	0%	0%
Nuveen Winslow Large-Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended July 31, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	28,380	0	5,859	0
Nuveen Santa Barbara Global Dividend Growth Fund	17,471	0	2,999	0
Nuveen Santa Barbara International Dividend Growth Fund	17,256	0	2,820	0
Nuveen International Growth Fund	19,081	0	37,129	0
Nuveen Winslow Large-Cap Growth Fund	20,710	0	4,470	0

Total	$102,898	$0	$53,276	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara Global Dividend Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara International Dividend Growth Fund	0%	0%	0%	0%
Nuveen International Growth Fund	0%	0%	0%	0%
Nuveen Winslow Large-Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended July 31, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	2,800	0	0	2,800
Nuveen Santa Barbara Global Dividend Growth Fund	2,845	0	0	2,845
Nuveen Santa Barbara International Dividend Growth Fund	2,800	0	0	2,800
Nuveen International Growth Fund	24,090	0	0	24,090
Nuveen Winslow Large-Cap Growth Fund	4,800	0	0	4,800

Total	$37,335	$0	$0	$37,335

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended July 31, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	5,859	0	0	5,859
Nuveen Santa Barbara Global Dividend Growth Fund	2,999	0	0	2,999
Nuveen Santa Barbara International Dividend Growth Fund	2,820	0	0	2,820
Nuveen International Growth Fund	37,129	0	0	37,129
Nuveen Winslow Large-Cap Growth Fund	4,470	0	0	4,470

Total	$53,277	$0	$0	$53,277

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme
Vice President and Secretary

Date: October 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: October 6, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 6, 2017